      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 1, 2004

                                                SECURITIES ACT FILE NO. 33-63943
                                        INVESTMENT COMPANY ACT FILE NO. 811-4661
================================================================================

                                 UNITED STATES


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [ ]



                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                        POST-EFFECTIVE AMENDMENT NO. 10                      [X]
                     AND/OR REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]



                                AMENDMENT NO. 18                             [X]


                        (CHECK APPROPRIATE BOX OR BOXES)



                      DRYDEN GLOBAL TOTAL RETURN FUND, INC.
              (FORMERLY PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525


                         MARGUERITE E.H. MORRISON, ESQ.

                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077
               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)


     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.


              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


[X]  immediately upon filing pursuant to paragraph(b)
[ ]  on (date) pursuant to paragraph(b)

[ ]  60 days after filing pursuant to paragraph(a)(1)
[ ]  on (date) pursuant to paragraph(a)(1)
[ ]  75 days after filing pursuant to paragraph(a)(2)
[ ]  on (date) pursuant to paragraph(a)(2) of Rule 485.


                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:


[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered              Shares of Common Stock, $.01
par value per share.

================================================================================

Dryden Global Total Return Fund, Inc.



        Formerly known as Prudential Global Total Return Fund, Inc.
        -----------------------------------------------------------
         MARCH 1, 2004      PROSPECTUS


[GRAPHIC OMITTED]


        FUND TYPE
        Global/international bond


        OBJECTIVE
        Total return, made up of current income and capital appreciation


        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


        JennisonDryden is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.





                          JENNISON DRYDEN MUTUAL FUNDS

Table of Contents

3   RISK/RETURN SUMMARY

3   Investment Objective and Principal Strategies

3   Principal Risks

5   Evaluating Performance

7   Fees and Expenses


9   HOW THE FUND INVESTS

9   Investment Objective and Policies

11  Other Investments and Strategies

15  Investment Risks


22  HOW THE FUND IS MANAGED

22  Board of Directors

22  Manager

22  Investment Adviser

23  Portfolio Managers

24  Distributor


25  FUND DISTRIBUTIONS AND TAX ISSUES

25  Distributions

26  Tax Issues

27  If You Sell or Exchange Your Shares


29  HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND

29  How to Buy Shares

38  How to Sell Your Shares

41  How to Exchange Your Shares

43  Telephone Redemptions or Exchanges

43  Expedited Redemption Privilege


44  FINANCIAL HIGHLIGHTS

44  Class A Shares

45  Class B Shares

46  Class C Shares

47  Class Z Shares


     FOR MORE INFORMATION (BACK COVER)



2 Visit our website at www.jennisondryden.com

Risk/Return Summary


This section highlights key information about DRYDEN GLOBAL TOTAL RETURN FUND, INC., which we refer to as "the Fund." The Fund's Board of Directors (the Board) approved changing the Fund's name to Dryden Global Total Return Fund, Inc. effective as of July 7, 2003. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES


[sidebar]
--------------------------------
DID YOU KNOW...


A supranational organization is formed by the governments of different countries to promote economic development. The World Bank, the European Investment Bank and the Asian Development Bank are examples of supranational organizations. Securities of semi-governmental entities are issued by organizations owned by a national or state government or are debts of a political unit that are not backed by the national government's credit and taxing power. The Province of Ontario and the City of Stockholm are examples of semi-governmental entities.
[end sidebar]

Our investment objective is to seek TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. We normally invest at least 65% of the Fund's total assets in income-producing debt securities of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade U.S. or foreign mortgages and mortgage-related securities, and U.S. or foreign short-term and long-term bank debt securities or bank deposits. We look mostly for investment-grade securities denominated in U.S. dollars or foreign currencies.

We may use a variety of hedging strategies to protect the value of the Fund's investments, including derivatives and cross-currency hedges.

Our approach to global investing focuses on country and currency selection. We look at fundamentals to identify relative value.

While we make every effort to achieve our objective, we can't guarantee success.


PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Fund invests in debt obligations, which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation may not pay the Fund interest or repay


                                         Dryden Global Total Return Fund, Inc. 3

Risk/Return Summary


principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise. The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.


Since we invest in foreign securities, there exist different risks than if we invested only in obligations of the U.S. government and U.S. corporations. The amount of income available for distribution may be affected by the Fund's foreign currency gains or losses and certain hedging activities of the Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those that U.S. issuers are subject to. In addition, changes in currency exchange rates can reduce or increase market performance.



The Fund is nondiversified, meaning we can invest more than 5% of our total assets in the securities of any one issuer. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.


Some of our investment strategies--such as using derivatives--involve above-average risks. The Fund may use risk management techniques to try to preserve assets or derivative strategies to try to enhance return. Derivatives may not fully match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred.



Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."


An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


4 Visit our website at www.jennisondryden.com

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare, before and after taxes, with a bond index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


 ANNUAL TOTAL RETURNS* (Class A shares)



                                [CHART OMITTED]
                                 1994   -6.78%
                                 1995   25.45%
                                 1996   13.15%
                                 1997    4.55%
                                 1998    8.92%
                                 1999   -3.95%
                                 2000    3.49%
                                 2001   -0.15%
                                 2002   10.13%
                                 2003   13.44%

                   BEST QUARTER: 11.06% (1st quarter of 1995)
                  WORST QUARTER: -4.57% (1st quarter of 1994)

--------------------------------------------------------------------------------

* These annual total returns do not include sales charges. If the sales charges were included, the annual total returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual total returns would have been lower, too.




                                         Dryden Global Total Return Fund, Inc. 5

Risk/Return Summary



AVERAGE ANNUAL TOTAL RETURNS(1) (as of 12-31-03)




RETURN BEFORE TAXES                                  ONE YEAR     FIVE YEARS     TEN YEARS         SINCE INCEPTION
 Class B shares                                         7.72%         3.65%     N/A           5.38%   (since 1-15-96)
--------------------------------------------------------------------------------------------------------------------------
 Class C shares                                        10.76%         3.65%     N/A           5.28%   (since 1-15-96)
--------------------------------------------------------------------------------------------------------------------------
 Class Z shares                                        13.71%         4.65%     N/A           5.57%   (since 3-17-97)
--------------------------------------------------------------------------------------------------------------------------
 Class A Shares
--------------------------------------------------------------------------------------------------------------------------
  Return Before Taxes                                   8.90%         3.55%         6.02%     8.40%   (since 7-7-86)(2)
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distributions(3)                5.93%         2.02%         3.40%     5.49%
--------------------------------------------------------------------------------------------------------------------------
  Return After Taxes on Distribution and Sale of
    Fund Shares(3)                                      5.70%         2.36%         3.65%     5.65%
--------------------------------------------------------------------------------------------------------------------------
 Index (reflects no deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------------------------------------------------
  CGWGBI(4)                                            14.91%         5.75%         6.79%                N/A(4)
--------------------------------------------------------------------------------------------------------------------------
  Lipper Average(5)                                    13.46%         5.80%         6.29%                N/A(5)
--------------------------------------------------------------------------------------------------------------------------



(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver for Class A and Class C shares of 0.05% and 0.25%, respectively, the annual returns would have been lower.

(2)  Prior to 1-15-96, the Fund operated as a closed-end investment company.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for other classes will vary due to differing sales charges and expenses.


(4) Citigroup World Government Bond Index (CGWGBI) -- Unhedged is a market capitalization weighted index consisting of the government bond markets of 21 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes, which would lower the returns. CGWGBI returns since the inception of each class are 8.25% for Class A, 6.14% for Class B and Class C and 7.15% for Class Z. Source:
     Lipper Inc.

(5) The Lipper Average is based on the average return of all mutual funds in the Lipper Global Income Funds category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 7.94% for Class A, 6.16% for Class B and Class C and 6.18% for Class Z shares. Source: Lipper Inc.








6 Visit our website at www.jennisondryden.com

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (paid directly from your investment)


                                                                  CLASS A      CLASS B     CLASS C     CLASS Z
 Maximum sales charge (load) imposed on purchases (as a
  percentage of offering price)                                     4.5%*        None        None        None
-----------------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a percentage of the
  lower of original purchase price or sale proceeds)                  1%(2)         5%(3)       1%(4)    None
-----------------------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on reinvested dividends
  and other distributions                                           None         None        None        None
-----------------------------------------------------------------------------------------------------------------
 Redemption fees                                                    None         None        None        None
-----------------------------------------------------------------------------------------------------------------
 Exchange fee                                                       None         None        None        None
-----------------------------------------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (deducted from Fund assets)


                                               CLASS A      CLASS B      CLASS C      CLASS Z
 Management fees                                  .75          .75%         .75%         .75%
---------------------------------------------------------------------------------------------------
 + Distribution and service (12b-1) fees          .30%(5)     1.00%        1.00%(5)     None
---------------------------------------------------------------------------------------------------
 + Other expenses                                 .43%         .43%         .43%         .43%
---------------------------------------------------------------------------------------------------
 = Total annual Fund operating expenses          1.48%(5)     2.18%        2.18%(5)     1.18%
---------------------------------------------------------------------------------------------------




(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (CDSC) of 1% for shares redeemed within 12 months of purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential Financial, Inc. (Prudential).

(3) The CDSC for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares approximately seven years after purchase.

(4) The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase (within 18 months of purchase for Class C shares purchased prior to February 2, 2004).

(5) The expense information for Class A and Class C shares has been updated to reflect current fees. The Class A and Class C shares' total actual annual fund operating expenses for the fiscal year ending December 31, 2004 are expected to be less than the amounts shown above effective January 1, 2004, the Distributor has voluntarily agreed to limit its distribution and service (12b-1) fees for Class A and Class C shares to .25 of 1% and .75% of 1%, respectively. These fee reductions may be discontinued partially or completely at any time. With these voluntary fee reductions, the Class A and Class C shares' actual net annual operating expense are estimated to be 1.43% and 1.93%, respectively.

* The maximum sales charge is 4.0% on Class A shares purchased through March 14, 2004.


                                         Dryden Global Total Return Fund, Inc. 7

Risk/Return Summary


EXAMPLE


This example is intended to help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                     ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
 Class A shares        $594           $897          $1,222        $2,139
--------------------------------------------------------------------------------
 Class B shares        $721           $982          $1,269        $2,253
--------------------------------------------------------------------------------
 Class C shares        $321           $682          $1,169        $2,513
--------------------------------------------------------------------------------
 Class Z shares        $120           $375          $  649        $1,432
--------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


                     ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
 Class A shares        $594           $897          $1,222        $2,139
--------------------------------------------------------------------------------
 Class B shares        $221           $682          $1,169        $2,253
--------------------------------------------------------------------------------
 Class C shares        $221           $682          $1,169        $2,513
--------------------------------------------------------------------------------
 Class Z shares        $120           $375          $  649        $1,432
--------------------------------------------------------------------------------





8 Visit our website at www.jennisondryden.com

How the Fund Invests


INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.


In pursuing our objective, we normally invest at least 65% of the Fund's total assets in income-producing debt securities of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, investment-grade U.S. or foreign mortgages and mortgage-related securities, and U.S. or foreign short-term and long-term bank debt securities or bank deposits. We can invest in securities of developed countries, and in developing or emerging market countries that we believe are stable. Securities of developing or emerging market countries may be subject to more abrupt or erratic market movements than those of developed countries. We can invest in debt securities denominated in U.S. dollars and debt securities in foreign countries denominated in U.S. dollars or foreign currencies. As a "global" fund, we usually invest in securities of issuers from at least three different countries, including the United States.


The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many foreign fixed-income securities markets. In selecting portfolio securities, the investment adviser considers country and currency selection, economic conditions and interest rate fundamentals. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price appreciation as well as credit quality, maturity and risk.


Some government securities are backed by the full faith and credit of the issuing government which means that payment of principal and interest are guaranteed, but market value is not. Other government issuers may be able to borrow from a centralized treasury and some government issuers depend entirely on their own resources to repay their debt and are subject to risk of default like private issuers.


Most of the Fund's debt securities are "investment-grade." This means major rating services, like Standard & Poor's Ratings Services (S&P) or Moody's Investors Service, Inc. (Moody's), have rated the securities within one of their four highest quality grades. Debt obligations in the fourth highest grade are regarded as


                                         Dryden Global Total Return Fund, Inc. 9

How the Fund Invests


investment-grade, but have speculative characteristics and are riskier than higher rated securities. A rating is an assessment of the likelihood of timely repayment of interest and principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of a company. We also may invest in obligations that are not rated, but that the investment adviser believes are of comparable quality to the obligations described above.



The Fund's portfolio of bonds has an average duration of 2 to 7 years. Duration measures the potential volatility of the price of a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.



The Fund may also use a variety of "hedging" strategies intended to help protect the value of the Fund's securities rather than to make a profit. These may include derivative transactions and cross-currency hedges.


For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.


The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


PORTFOLIO TURNOVER


It is not a principal strategy of the Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Fund normally may have an annual portfolio turnover rate of up to 200% and in times of extreme market volatility, the Fund's turnover rate may exceed 200%. The portfolio turnover rate for fiscal years 2003, 2002 and 2001 was 251%, 252% and 237%, respectively. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.



10 Visit our website at www.jennisondryden.com

MORTGAGES AND MORTGAGE-RELATED SECURITIES

The Fund invests in investment-grade U.S. or foreign MORTGAGES and MORTGAGE-RELATED SECURITIES. Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Mortgage pass-through securities include collateralized mortgage obligations, multi-class pass-through securities and stripped mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently.


The values of mortgage-related securities vary with changes in market interest rates generally and changes in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-related securities and CMOs generally.



OTHER INVESTMENTS AND STRATEGIES

In addition to the principal strategies, we also may use the following investments and strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.


OTHER DEBT SECURITIES

We can invest up to 35% of the Fund's total assets in other nongovernment debt securities such as convertible securities.


Up to 35% of the Fund's total assets may be invested in lower-rated securities, which are riskier than investment-grade debt obligations and considered "speculative" with


                                        Dryden Global Total Return Fund, Inc. 11

How the Fund Invests



respect to their capacity to pay principal and interest. The Fund's investments in these high-yield or "junk" bonds will have a minimum rating of C by Moody's or S&P or another major rating service at the time they are purchased. The Fund may continue to hold such a security if it is subsequently downgraded below C or is no longer rated by a major rating service.


ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Unlike mortgage-related securities, asset-backed securities are often not collateralized, which means that if the borrower does not repay the amount loaned when due, the Fund could suffer a loss. Some asset-backed securities, however, may be collateralized by a portfolio of corporate bonds or other securities, including, in some cases, junk bonds or euro-denominated securities.



TEMPORARY DEFENSIVE INVESTMENTS


In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's total assets in U.S. Treasury or other U.S. dollar-denominated securities or high-quality money market instruments, including commercial paper of domestic and foreign corporations, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. government and its agencies denominated in either U.S. dollars or foreign currencies. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the bond markets are volatile.



ZERO COUPON SECURITIES

We can invest in ZERO COUPON SECURITIES. These are bonds that are sold for a price that is less than their stated value. Interest payments on a zero coupon bond are not made during the life of the bond, but at the bond's maturity, the holder gets the bond's stated value. The difference between the price paid for the bond and the amount paid to the holder at the bond's maturity is the holder's return. This type of security may experience greater fluctuation in value and less liquidity than similarly rated bonds that pay interest at regular intervals.


STRIPPED SECURITIES


The Fund can invest up to 10% of its total assets in "stripped securities" of U.S. and foreign government debt securities. Stripped securities are those with the principal and interest sold separately.



12 Visit our website at www.jennisondryden.com

ADJUSTABLE/FLOATING RATE SECURITIES

The Fund can invest in adjustable or floating rate securities whose interest rate is calculated by reference to a specific index and is reset periodically. The value of adjustable or floating rate securities does not respond as quickly to changing interest rates as do fixed rate securities.


REPURCHASE AGREEMENTS

The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.


DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Fund's returns. We may use hedging strategies to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, swaps, foreign currency forward contracts and options on futures or swaps--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match or offset the Fund's underlying positions and this could result in losses to the Fund that would not otherwise have occurred. Derivatives that involve leverage could magnify losses.



Because we are a global fund and invest in securities denominated in different foreign currencies, we may use "currency hedges." Currency hedges can help protect the Fund's net asset value from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.


The Fund may invest without limit in commercial paper and other instruments that are "indexed" to certain specific foreign currency exchange rates. This means that the instrument's principal amount is adjusted upward or downward (but not below zero) to reflect changes in the exchange rate between two currencies from the time the instrument is outstanding until it matures. When the Fund purchases one of these instruments, it pays with the currency in which the instrument is denominated and, at maturity, it receives interest and principal payments in the same currency. These


                                        Dryden Global Total Return Fund, Inc. 13

How the Fund Invests


instruments offer the potential for realizing gains as a result of changes in foreign currency exchange rates that can be used to hedge (or cross-hedge) against a decline in the U.S. dollar value of the investments while providing an attractive money market rate of return.



OPTIONS. The Fund may purchase and sell put and call options on securities, swaps, and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION gives the purchaser the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities, swaps and foreign currencies. The Fund will sell only covered options. An option is covered if, in the case of a call option written by the Fund, the Fund (i) owns the underlying securities subject to the option, (ii) owns an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (iii) maintains with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities. With respect to a put written by the Fund, the put would be covered if the Fund segregated cash or liquid assets equivalent to the amount, if any, that the put is in-the-money.



FUTURES CONTRACTS AND RELATED OPTIONS, FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, corporate debt securities, foreign government securities and foreign currencies. The Fund may also invest in futures contracts on 10-year interest rate swaps. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index or some other asset at a future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign currency exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date and at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


14 Visit our website at www.jennisondryden.com

SWAP TRANSACTIONS. The Fund may enter into swap transactions. SWAP TRANSACTIONS are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including, but not limited to, Credit Default Swaps, Interest Rate Swaps, Total Return and Index Swaps and Currency Exchange Swaps.


OPTIONS ON SWAPS. The Fund may enter into OPTIONS ON SWAPS. An option on a swap is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms.



For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES


The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets and pledge up to 20% of its total assets to secure these borrowings) and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "NONDIVERSIFIED," meaning it can invest more than 5% of its total assets in the securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means that they cannot be changed without shareholder approval. For more information about these restrictions, see "Investment Restrictions" in the SAI.




INVESTMENT RISKS


As noted previously, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal strategies and certain other non-principal strategies the Fund may use. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. For more information, see "Description of the Fund, Its Investments and Risks" in the SAI.



                                        Dryden Global Total Return Fund, Inc. 15

How the Fund Invests

INVESTMENT TYPE


 % OF FUND'S ASSETS       RISKS                                   POTENTIAL REWARDS
-------------------------------------------------------------------------------------------------
 INCOME-PRODUCING DEBT   o The Fund's share price, yield         o Bonds have generally
 SECURITIES                and total return will fluctuate         outperformed money market
                           in response to bond market              instruments over the long term,
 At least 65%              movements                               with less risk than stock

                         o Credit risk--the risk that            o Most bonds will rise in value
                           the default of an issuer would          when interest rates fall
                           leave the Fund with unpaid
                           interest or principal. The lower      o Regular interest income
                           a bond's quality, the higher its
                           potential volatility                  o Investment-grade bonds have a
                                                                   lower risk of default than junk
                                                                   bonds
                         o Market risk--the risk that the
                           market value of an investment         o Bonds with longer maturity
                           may move up or down,                    dates typically have higher
                           sometimes rapidly or                    yields
                           unpredictably. Market risk may
                           affect an industry, a sector or       o High-quality debt obligations
                           the market as a whole                   are generally more secure than
                                                                   stocks since companies must
                         o Interest rate risk--the value of        pay their debts before they pay
                           most bonds will fall when               dividends
                           interest rates rise; the longer a
                           bond's maturity and the lower         o Principal and interest on
                           its credit quality, the more its        government securities may be
                           value typically falls. It can lead      guaranteed by the issuing
                           to price volatility, particularly       government
                           for junk bonds and stripped
                           securities                            o Intermediate-term securities
                                                                   may be less susceptible to loss
                         o As a nondiversified fund, we            of principal than longer-term
                           will have greater exposure to           securities
                           loss from a single issuer
                                                                 o See high-yield debt securities
                         o Not all government securities           below
                           are insured or guaranteed by
                           the government, some are only
                           insured or guaranteed by
                           the issuing agency and are
                           subject to risk of default like
                           those of private issuers

                         o See high-yield debt securities
                           below


16 Visit our website at www.jennisondryden.com

 % OF FUND'S ASSETS        RISKS                                 POTENTIAL REWARDS
---------------------------------------------------------------------------------------------
 HIGH-YIELD DEBT          o See market risk (particularly       o May offer higher interest
 SECURITIES (JUNK BONDS)    high) and credit risk                 income and higher potential
                            (particularly high) described         gains than higher grade debt
 Up to 35%                  above for income-producing            securities
                            debt securities
                                                                o Most bonds rise in value
                           o Illiquidity risk--the risk that      when interest rates fall
                             bonds may be difficult to value
                             precisely and to sell at the time
                             or price desired, in which case
                             valuation would depend more
                             on the investment adviser's
                             judgment than is generally the
                             case with higher rated
                             securities

                           o Are generally less secure than
                             higher quality debt securities





                                        Dryden Global Total Return Fund, Inc. 17

How the Fund Invests

 % OF FUND'S ASSETS    RISKS                                 POTENTIAL REWARDS
------------------------------------------------------------------------------------------------
 FOREIGN SECURITIES   o Foreign markets, economies          o Investors can participate in the
                        and political systems may not         growth of foreign markets
 Percentage varies      be as stable as those in the          through the Fund's investment
                        U.S., particularly those in           in companies operating in
                        developing countries                  those markets

                      o Currency risk--changing             o May profit from changing value
                        values of foreign currencies          of foreign currencies
                        can cause losses
                                                            o Opportunities for
                      o In the event of default debt          diversification
                        securities issued by
                        supranational organizations or
                        semi-governmental entities
                        may be backed by limited
                        assets

                      o May be less liquid than
                        U.S. stocks and bonds

                      o Differences in foreign laws,
                        accounting standards, public
                        information, custody and
                        settlement practices may result
                        in less reliable information on
                        foreign investments and more
                        risk

                      o Investments in emerging
                        market securities are subject to
                        greater volatility and price
                        declines

                      o See market risk and credit risk
                        described above for income-producing
                        debt securities


18 Visit our website at www.jennisondryden.com

 % OF FUND'S ASSETS             RISKS                                    POTENTIAL REWARDS
----------------------------------------------------------------------------------------------------------
 DERIVATIVES                   o The value of derivatives (such         o The Fund could make money
                                 as futures, swaps and options)           and protect against losses if
 Percentage varies;              that are used to hedge a                 the investment analysis proves
 Up to 15% for certain swaps     portfolio security is generally          correct
                                 determined independently from
                                 that security and could result         o Derivatives used for certain
                                 in a loss to the Fund when the           enhancement purposes involve a
                                 price movement of the                    type of leverage and could
                                 derivative does not correlate            generate substantial gains at
                                 with a change in the value of            low cost
                                 the portfolio security
                                                                        o One way to manage the Fund's
                               o Derivatives may not                      risk/return balance is by
                                 have the intended effects and            locking in the value of an
                                 may result in losses or missed           investment ahead of time
                                 opportunities
                                                                        o May be used to hedge against
                               o The other party to a                     changes in currency exchange
                                 derivatives contract could default       rates

                               o Derivatives can increase share         o Hedges that correlate well with
                                 price volatility and those that          an underlying position can
                                 involve leverage could magnify           reduce or eliminate investment
                                 losses                                   income or capital gains at low
                                                                          cost
                               o May be difficult to value
                                 precisely or sell at the time
                                 or price desired

                               o Certain types of derivatives
                                 involve costs to the Fund that
                                 can reduce returns

----------------------------------------------------------------------------------------------------------





                                        Dryden Global Total Return Fund, Inc. 19

How the Fund Invests

 % OF FUND'S ASSETS            RISKS                               POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------

 ASSET-BACKED                 o The security interest in the      o A source of regular interest
 SECURITIES                     underlying collateral may be        income
                                nonexistent or may not be as
 Percentage varies, up to 15%   great as with mortgage-related    o Prepayment risk is generally
                                securities                          lower than with mortgage-related
                                                                    securities
                              o Credit risk--the risk that the
                                underlying receivables will not
                                be paid by debtors or by credit   o Pass-through instruments
                                insurers or guarantors of such      provide greater diversification
                                instruments. Some asset-backed      than direct ownership of loans
                                securities are unsecured or
                                secured by lower-rated insurers   o May offer higher yield due to
                                or guarantors and thus may          their structure
                                involve greater risk

                              o See market, interest rate and
                                prepayment risk
----------------------------------------------------------------------------------------------------------


 ILLIQUID SECURITIES          o May be difficult to value         o May offer a more attractive
                                precisely                           yield or potential for growth
 Up to 15% of net assets                                            than more widely traded
                              o May be difficult to sell at the     securities
                                time or price desired
--------------------------------------------------------------------------------------------------

 MONEY MARKET                 o Limit potential for capital       o May help preserve the Fund's
                                appreciation                        assets
 INSTRUMENTS
 Up to 100% on a              o See credit risk and market risk
 temporary basis                described above (which are
                                less for money market
                                instruments)
--------------------------------------------------------------------------------------------------

 BORROWING                    o Leverage for investment may       o Leverage may magnify
                                magnify losses                      investment gains
 Up to 20%
                              o Interest costs and borrowing
                                fees may exceed potential
                                investment gains

--------------------------------------------------------------------------------------------------





20 Visit our website at www.jennisondryden.com

 % OF FUND'S ASSETS            RISKS                               POTENTIAL REWARDS
--------------------------------------------------------------------------------------------------
 ZERO COUPON SECURITIES       o Generates "phantom income"         o May lock in a higher rate of
                                for the Fund for tax purposes        return than is otherwise
 Up to 10% of net assets        although no income is paid           available in the marketplace at
                                                                     time of issuance
                              o Typically subject to greater
                                volatility and less liquidity in
                                adverse markets than other
                                income-producing debt
                                securities
--------------------------------------------------------------------------------------------------
 ADJUSTABLE/FLOATING RATE     o Value lags behind the value of     o May take advantage of rising
 SECURITIES                     fixed rate securities when           interest rates
                                interest rates change
 Percentage varies
--------------------------------------------------------------------------------------------------

 STRIPPED SECURITIES          o More volatile than securities      o Value may rise faster when
                                where the principal and              interest rates fall
 Up to 10%                      interest are not separated
--------------------------------------------------------------------------------------------------



                                        Dryden Global Total Return Fund, Inc. 21

How the Fund is Managed

BOARD OF DIRECTORS

The Fund's Board oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2003, the Fund paid PI management fees of .75% of the Fund's average daily net assets.

PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2003, PI, a wholly owned subsidiary of Prudential, served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

Subject to the supervision of the Board, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.

PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment adviser or material amendments to advisory agreements pursuant to the Order.



INVESTMENT ADVISER

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address




22 Visit our website at www.jennisondryden.com is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services. For the fiscal year ended December 31, 2003, PI paid PIM subadvisory fees of .375% of the Fund's average daily net assets.



PORTFOLIO MANAGERS


PIM's Fixed Income Group managed approximately $151 billion for Prudential's retail investors, institutional investors, and policyholders, as of December 31, 2003. Senior Managing Director James J. Sullivan heads the Group.


Prior to joining PIM in 1998, Mr. Sullivan was a Managing Director in Prudential's Capital Management Group, where he oversaw portfolio management and credit research for Prudential's General Account and subsidiary fixed-income portfolios. He has more than 20 years of experience in risk management, arbitrage trading and corporate bond investing.


The PIM Fixed Income Group is organized into teams specializing in different sectors of the fixed income market such as: U.S. and non-U.S. government bonds and mortgages, U.S. and non-U.S. investment-grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.


All funds managed by the PIM Fixed Income Group are managed in teams, led by designated portfolio manager(s) who develop and coordinate investment strategy utilizing the following approach:

o "Top-down" investment decisions such as duration, yield curve and sector positioning are made consistent with a PIM Fixed Income-wide Strategic Outlook, while "bottom-up" security selection is done by individual sector teams, which vary depending on the fund.

o The Strategic Outlook is developed quarterly by a team led by the Chief Investment Officer. The Strategic Outlook assesses the likely ranges of economic and interest rate scenarios to provide a Prudential Fixed-Income wide view on the economy, interest rates, yield curve, and risk levels in each major bond market, both in the U.S. and globally.

o The portfolio managers develop a fund's investment strategy within the framework of the Strategic Outlook and a fund's investment objective, restrictions, policies, and benchmark.

o Once sector allocations are determined, the portfolio managers coordinate with the individual sector teams to implement the strategy through security selection and trading. All security selection is research-based. Corporate bond selection is based

                                        Dryden Global Total Return Fund, Inc. 23

How the Fund is Managed

   on fundamental credit research, and government and mortgage security selection is based on quantitative research. Extensive quantitative resources and a large credit research staff support the portfolio managers and sector teams.

o A fund's risk exposure is monitored continually and is adjusted as warranted. Robert Tipp and Michael Goosay are jointly responsible for the day-to-day management of the Fund.


Robert Tipp is Chief Investment Strategist of PIM's Fixed Income Group and co-manager of Global Bonds, Core Plus and Asset-Liability Portfolios. Previously, Mr. Tipp was co-head of Prudential's institutional fixed income business and he held several portfolio management and investment strategist positions at the firm. Prior to joining Prudential in 1991, Mr. Tipp was Director of Portfolio Strategies Group at First Boston Corporation. He has 20 years of investment experience as an analyst, portfolio manager, and investment strategist.

Michael Goosay joined PIM in September 2002 as co-manager of the Global Bonds Portfolio. Most recently, he was Vice President and International Portfolio Manager at GE Asset Management. Before joining GE Asset Management in 2000, Mr. Goosay was with Prudential for eight years in a variety of international fixed income strategy and portfolio management positions.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans (the Plans) under Rule 12b-1 of the Investment Company Act of 1940, as amended (the 1940 Act). Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables. Class A, Class B and Class C shares are subject to an annual 12b-1 fee of .30%, 1% and 1%, respectively. Because these fees are paid from the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.






24 Visit our website at www.jennisondryden.com

Fund Distributions and Tax Issues


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.


Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit unless you hold your shares in a qualified or tax-deferred plan or account.

The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders typically every quarter. For example, if the Fund owns Utopia government bonds and the bonds pay income, the Fund will pay out a portion of this income to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be subject to taxation, whether or not they are reinvested in the Fund.

The Fund also distributes any realized net CAPITAL GAINS to shareholders--typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought Utopia government bonds for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's remaining total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if the Fund holds a security for more than one year before selling it, any gain is treated as LONG-TERM capital gain which is generally taxed at rates of up to 15%. If the Fund holds the security for one year or less, any gain is treated as SHORT-TERM capital gain which is taxed at rates applicable to ordinary income. Different rates apply to corporate shareholders.

Under recently enacted legislation, certain dividends received by individuals and other non-corporate shareholders may be eligible for the maximum 15% tax rate applicable to long-term capital gain. Also, a portion of the dividends paid to


                                        Dryden Global Total Return Fund, Inc. 25

Fund Distributions and Tax Issues


corporate shareholders of the Fund will be eligible for the 70% dividends received deduction to the extent the Fund's income is derived from certain dividends received from U.S. corporations.


For your convenience, Fund distributions of dividends and net capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see subsection "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES

FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year unless you own shares of the Fund as part of a qualified or tax-deferred plan or account. If you do own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099 annually, but instead you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.


Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends paid by the Fund.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury a portion (currently 28%) of your distributions and sale proceeds. Dividends of net investment income and net short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


26 Visit our website at www.jennisondryden.com

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of JennisonDryden or Strategic Partners mutual funds that are suitable for retirement plans offered by Prudential.



IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

--------------------------------------


[GRAPHIC OMITTED]



--------------------------------------

If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.


                                        Dryden Global Total Return Fund, Inc. 27

Fund Distributions and Tax Issues


Exchanging your shares of the Fund for the shares of another JennisonDryden or Strategic Partners mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.


Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event." This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see subsection "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

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

How to Buy, Sell and Exchange Shares of the Fund


HOW TO BUY SHARES

In order to buy shares of the Fund, the following steps need to be taken: STEP 1: Open an Account; STEP 2: Choose a Share Class; STEP 3: Understanding the Price You'll Pay; STEP 4: Additional Shareholder Services. Each of these steps is described below.


STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101


You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


With certain limited exceptions, the Fund is available to U.S. citizens and residents.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.


Multiple share classes let you choose a cost structure that meets your needs:

o CLASS A shares purchased in amounts of less than $1 million require you to pay a sales charge at the time of purchase, but the operating expenses of Class A shares are lower than the operating expenses of Class B and Class C shares. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.




                                        Dryden Global Total Return Fund, Inc. 29

How to Buy, Sell and Exchange Shares of the Fund


o CLASS B shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within six years (that is why it is called a CDSC). The operating expenses of Class B shares are higher than the operating expenses of Class A shares and Class Z Shares.

o CLASS C shares do not require you to pay a sales charge at the time of purchase, but do require you to pay a sales charge if you sell your shares within 12 months of purchase. The operating expenses of Class C shares are higher than the operating expenses of Class A shares and Class Z shares.


When choosing a share class, you should consider the following factors:

o The amount of your investment and any previous or planned future investments, which may qualify you for reduced sales charges for Class A shares under Rights of Accumulation or a Letter of Intent.

o The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For this reason, Class C shares may not be appropriate for investors who plan to hold their shares for more than 4 years.

o The different sales charges that apply to each share class -- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low CDSC.

o The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

o Class B shares purchased in amounts greater than $100,000 for equity funds, $100,000 for taxable fixed income funds, and $250,000 for municipal bond funds are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class B shares exceeding these amounts generally will not be accepted.

o Class C shares purchased in amounts greater than $1 million are generally less advantageous than purchasing Class A shares. Effective on or about April 12, 2004, purchase orders for Class C shares above these amounts generally will not be accepted.

o Because Class Z shares have lower operating expenses than Class A, Class B or Class C shares, you should consider whether you are eligible to purchase Class Z shares.

See "How to Sell Your Shares" for a description of the impact of CDSCs.

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


Some investors purchase or sell shares of the Fund through financial intermediaries and broker-dealers who maintain omnibus accounts that aggregate the orders of multiple investors and forward the aggregate orders to the Fund. Although the Fund is unable to monitor or enforce the above limitations for underlying shareholders submitting orders through omnibus accounts, the Fund has advised the financial intermediaries and broker-dealers who maintain such accounts of these limitations.


Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.



                                     CLASS A                CLASS B            CLASS C              CLASS Z
 Minimum purchase amount(1)         $1,000                 $1,000             $2,500                 None
-----------------------------------------------------------------------------------------------------------
 Minimum amount for subsequent
  purchases(1)                      $  100                 $  100             $  100                 None
-----------------------------------------------------------------------------------------------------------
 Maximum initial sales charge       4.5%* of the public    None               None                   None
                                    offering price
-----------------------------------------------------------------------------------------------------------
 Contingent Deferred Sales Charge   1%(3)                  If sold during:    1% on sales made       None
  (CDSC)(2)                                                Year 1,   5%       within 12 months
                                                           Year 2,   4%       of purchase
                                                           Year 3,   3%
                                                           Year 4,   2%
                                                           Year 5/6, 1%
                                                           Year 7,   0%
-----------------------------------------------------------------------------------------------------------
 Annual distribution and service
  (12b-1) fees shown as a
  percentage of average daily net
  assets(4)                         .30 of 1%              1%                 1%                     None
-----------------------------------------------------------------------------------------------------------




(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see Step 4 "Additional Shareholder Services--Automatic Investment Plan."
(2) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)."
(3) Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.
(4) These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, B and C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. Effective January 1, 2004, the Distributor of the Fund has voluntarily agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% and for Class C shares to .75 of 1% of the average daily net assets of each such class. It is anticipated that this fee reduction will terminate on or about August 31, 2004, but may be discontinued partially or completely at any time.
* The maximum initial sales charge is 4.0% on Class A shares purchased through March 14, 2004.



                                        Dryden Global Total Return Fund, Inc. 31

How to Buy, Sell and Exchange Shares of the Fund

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE

The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.




                                  SALES CHARGE AS %       SALES CHARGE AS %            DEALER
 AMOUNT OF PURCHASE             OF OFFERING PRICE**      OF AMOUNT INVESTED        REALLOWANCE
 Less than $50,000                  4.50%                   4.71%                    4.00  %
 $50,000 to $99,999                 4.00%                   4.17%                    3.50  %
 $100,000 to $249,999               3.50%                   3.63%                    3.00  %
 $250,000 to $499,999               2.50%                   2.56%                    2.00  %
 $500,000 to $999,999               2.00%                   2.04%                    1.75  %
 $1,000,000 to $4,999,999*           None                    None                    1.00%***



* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares. If you purchase $1 million or more of Class A shares, you will be subject to a 1% CDSC for shares redeemed within 12 months of purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential.
** Until March 14, 2004, the sales charge for Class A shares as a percentage of the offering price, is 4.00% for purchases less than $50,000, 3.50% for purchases of $50,000 to $99,000, 2.75% for purchases of $100,000 to $249,999, 2.00% for purchases of $250,000 to $499,999 and 1.50% for purchases of $500,000 to $999,999.
*** For investments of $5 million to $9,999,999, the dealer reallowance is 0.50%. For investments of $10 million and above, the dealer reallowance is 0.25%.

To satisfy the purchase amounts above, you can:

o   Invest with an eligible group of investors who are related to you,


o Buy the Class A shares of two or more JennisonDryden or Strategic Partners mutual funds at the same time,

o Use your RIGHTS OF ACCUMULATION, which allow you to combine (1) the current value of JennisonDryden or Strategic Partners mutual fund shares you already own, (2) the value of money market shares you have received for shares of other JennisonDryden or Strategic Partners mutual funds exchanged in an exchange transaction, and (3) the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent at the time of purchase if you qualify for Rights of Accumulation), or

o Sign a LETTER OF INTENT, stating in writing that you or a group of related investors will purchase a certain amount of shares in the Fund and other JennisonDryden or Strategic Partners mutual funds within 13 months.

Note: Effective on or about April 12, 2004, the value of shares held in the American Skandia Advisor Funds will be included for purposes of determining Rights of Accumulation and Letters of Intent.



32 Visit our website at www.jennisondryden.com

You may need to provide your broker-dealer with the information necessary to take full advantage of reduced or waived Class A sales charges.


The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

o Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

o Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors may pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the JennisonDryden or Strategic Partners mutual funds, the investment advisers of the JennisonDryden or Strategic Partners mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Reduction and Waiver of Initial Sales Charge--Class A Shares."




QUALIFYING FOR CLASS Z SHARES

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


                                        Dryden Global Total Return Fund, Inc. 33

How to Buy, Sell and Exchange Shares of the Fund

Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


o Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or


o Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:


o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available option,

o Current and former Directors/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund), and

o   Prudential, with an investment of $10 million or more.




PAYMENTS TO THIRD PARTIES

In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise. The Distributor or one of its affiliates may make ongoing payments from its own resources to brokers, financial advisers and other persons for providing recordkeeping or otherwise facilitating the maintenance of shareholder accounts.


34 Visit our website at www.jennisondryden.com

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.

Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to the Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."

--------------------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds Utopia government bonds in its portfolio and the price of Utopia government bonds goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
--------------------------------------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on


                                        Dryden Global Total Return Fund, Inc. 35

How to Buy, Sell and Exchange Shares of the Fund

events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. The Fund may determine to use fair value pricing after the NAV publishing deadline, but before capital shares are processed; in these instances, the NAV you receive may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after close of trading on the New York Stock Exchange
(NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.

We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase, redeem or exchange the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase, redeem or exchange shares on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

Most national newspapers report the NAVs for larger mutual funds, allowing investors to check the price of those funds daily.


What Price Will You Pay for Shares of the Fund?

For Class A shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B, Class C and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.



Unless regular trading on the NYSE closes before 4:00 p.m. New York time, your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m.


36 Visit our website at www.jennisondryden.com

New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class A (in certain cases), Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


                                        Dryden Global Total Return Fund, Inc. 37

How to Buy, Sell and Exchange Shares of the Fund

Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise. If each Fund shareholder in your household would like to receive a copy of the Fund's prospectus, shareholder report and proxy statement, please call us toll free at (800) 225-1852. We will begin sending additional copies of these documents within 30 days of receipt of your request.

HOW TO SELL YOUR SHARES

You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions. For more information about these restrictions; see "Restrictions on Sales" below.

When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable CDSC). If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. As permitted by the

38 Visit our website at www.jennisondryden.com

Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

If you are selling more than $100,000 of shares and you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell (less any applicable CDSC) order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 12 months of purchase, you will have to pay a CDSC. In addition, if you purchase $1 million or more of Class A shares, you are subject to a 1% CDSC for shares redeemed within 12 months of purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


o Amounts representing shares you purchased with reinvested dividends and distributions,


o Amounts representing the increase in NAV above the total amount of payments for shares made during the past 12 months for Class A shares (in certain cases) and Class C shares, and, six years for Class B shares, and

o Amounts representing the cost of shares held beyond the CDSC period (12 months for Class A shares (in certain cases) and Class C shares, and, six years for Class B shares.


Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.

Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


As we noted before in the "Share Class Comparison" chart, if you purchase $1 million or more of Class A shares, although you are not subject to an initial sales charge, you are subject to a 1% CDSC for shares redeemed within 12 months of




                                        Dryden Global Total Return Fund, Inc. 39

How to Buy, Sell and Exchange Shares of the Fund


purchase. Until March 14, 2004, this charge is waived for all Class A shareholders except those who purchase their shares through certain broker-dealers that are not affiliated with Prudential. The CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 12 months of purchase. For Class A, Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.


WAIVER OF THE CDSC--CLASS B SHARES

The CDSC will be waived if the Class B shares are sold:

o After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,

o To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

o   On certain sales effected through a Systematic Withdrawal Plan.

For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND

If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you

40 Visit our website at www.jennisondryden.com securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares-- Sale of Shares."

RETIREMENT PLANS

To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares."


HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other JennisonDryden or Strategic Partners mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another JennisonDryden or Strategic Partners mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc.


                                        Dryden Global Total Return Fund, Inc. 41

How to Buy, Sell and Exchange Shares of the Fund

After an exchange, at redemption, the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


There is no sales charge for such exchanges. However, if you exchange--and then sell--Class A shares within 12 months of your original purchase (only in certain circumstances), Class B shares within approximately six years of your original purchase or Class C shares within 12 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class A, Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.

Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."



FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar


42 Visit our website at www.jennisondryden.com amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. There can be no assurance that the Fund's procedures will be effective in limiting the practice of market timing in all cases.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem your shares of the Fund if the proceeds of the redemption do not exceed $100,000 or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. Certain restrictions apply; please see the section entitled "How to Sell Your Shares--Restrictions on Sales" for additional information. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable for losses due to unauthorized or fraudulent telephone instructions if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Sales of Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.


                                        Dryden Global Total Return Fund, Inc. 43

Financial Highlights

The financial highlights below are intended to help you evaluate the Fund's financial performance for the last five years. The TOTAL RETURN in each chart represents the rate that a shareholder would have earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.


A copy of the Fund's annual report, along with the Fund's audited financial statements and independent auditors' report, is available, upon request, at no charge, as described on the back cover of this prospectus.


CLASS A SHARES


The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.

CLASS A SHARES (Fiscal Year Ended December 31)



 PER SHARE OPERATING PERFORMANCE              2003(b)        2002       2001(b)         2000         1999(b)
 Net asset value, beginning of year            $7.17        $6.80        $7.10         $7.26          $8.03
                                              ------
 Income from investment operations:
 Net investment income                           .11          .26          .32           .42            .44
 Net realized and unrealized gain (loss) on
   investment and foreign currencies             .82          .41         (.33)         (.18)          (.75)

 Total from investment operations                .93          .67         (.01)          .24           (.31)
------------------------------------------    --------------------------------------------------------------
 Less distributions:
 Dividends from net investment income           (.59)        (.30)        (.24)           --           (.33)
 Tax return of capital distributions              --           --         (.05)         (.40)          (.13)
 Total distributions                            (.59)        (.30)        (.29)         (.40)          (.46)
                                              -------
 Net asset value, end of year                  $7.51        $7.17        $6.80         $7.10          $7.26
                                              =======
 Total return(a)                               13.44%       10.13%        (.15)%        3.49%         (3.95)%
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)              $198,688     $210,353     $223,683      $208,101       $257,548
 Average net assets (000)                   $206,127     $212,828     $226,129      $225,914       $166,940
 Ratios to average net assets:(c)
 Expenses, including distribution and
   service (12b-1) fees                         1.43%        1.46%        1.52%         1.62%          1.75%
 Expenses, excluding distribution and
   service (12b-1) fees                         1.18%        1.21%        1.27%         1.37%          1.50%
 Net investment income                          1.52%        3.78%        4.50%         5.74%          6.00%
 For Class A, B, C and Z shares:
 Portfolio turnover rate                         251%         252%         237%          436%           132%
------------------------------------------------------------------------------------------------------------


(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Calculated based upon weighted average shares outstanding during the year.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of 1% of the average daily net assets of the Class A shares.


44 Visit our website at www.jennisondryden.com

CLASS B SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.


CLASS B SHARES (Fiscal Year Ended December 31)




 PER SHARE OPERATING PERFORMANCE                 2003(b)      2002       2001(b)        2000       1999(b)
 Net asset value, beginning of year               $7.18     $6.81      $7.10          $7.26         $8.03
                                                  -----
 Income from investments operations:
 Net investment income                              .05       .21        .28            .37           .40
 Net realized and unrealized gain (loss) on
   investment and foreign currencies                .84       .41       (.31)          (.17)         (.76)

 Total from investment operations                   .89       .62       (.03)           .20          (.36)
---------------------------------------------     --------------------------------------------------------
 Less distributions:
 Dividends from net investment income              (.54)     (.25)      (.21)            --          (.28)
 Tax return of capital distributions                 --        --       (.05)          (.36)         (.13)
 Total distributions                               (.54)     (.25)      (.26)          (.36)         (.41)
                                                  -----
 Net asset value, end of year                     $7.53     $7.18      $6.81          $7.10         $7.26
                                                  =====
 Total return(a)                                  12.72%     9.28%      (.49)%         2.82%        (4.35)%
----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of year (000)                   $8,602    $7,480     $7,241         $6,145        $7,810
 Average net assets (000)                        $8,172    $7,461     $7,120         $6,821        $4,642
 Ratios to average net assets:
 Expenses, including distribution and service
   (12b-1) fees                                    2.18%     2.21%      2.02%          2.12%         2.25%
 Expenses, excluding distribution and service
   (12b-1) fees                                    1.18%     1.21%      1.27%          1.37%         1.50%
 Net investment income                              .77%     3.02%      4.01%          5.24%         5.49%
----------------------------------------------------------------------------------------------------------


(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.

                                        Dryden Global Total Return Fund, Inc. 45

Financial Highlights

CLASS C SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS C SHARES (Fiscal Year Ended December 31)




 PER SHARE OPERATING PERFORMANCE                  2003(b)      2002     2001(b)      2000       1999(b)
 Net asset value, beginning of year               $7.17      $6.81      $7.10      $7.26        $8.03
                                                  -----
 Income from investment operations:
 Net investment income                              .07        .22        .28        .36          .40
 Net realized and unrealized gain (loss) on
   investment and foreign currencies                .83        .40       (.31)      (.16)        (.76)
                                                  -----
 Total from investment operations                   .90        .62       (.03)       .20         (.36)
----------------------------------------------    ----------------------------------------------------
 Less distributions:
 Dividends from net investment income              (.56)      (.26)      (.21)        --         (.28)
 Tax return of capital distributions                 --         --       (.05)      (.36)        (.13)
 Total distributions                               (.56)      (.26)      (.26)      (.36)        (.41)
                                                  -----
 Net asset value, end of year                     $7.51      $7.17      $6.81      $7.10        $7.26
                                                  =====
 Total return(a)                                  12.88%     9.37%       (.49)%     2.82%       (4.35)%
------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year (000)                     $904       $666       $719       $424         $561
 Average net assets (000)                          $815       $741       $564       $482         $354
 Ratios to average net assets:(c)
 Expenses, including distribution and service
   (12b-1) fees                                    1.93%      1.96%      2.02%      2.12%        2.25%
 Expenses, excluding distribution and service
   (12b-1) fees                                    1.13%      1.21%      1.27%      1.37%        1.50%
 Net investment income                             1.01%      3.28%      3.97%      5.29%        5.51%
------------------------------------------------------------------------------------------------------


(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) Calculated based upon weighted average shares outstanding during the period.
(c) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of 1% of the average daily net assets of the Class C shares.


46 Visit our website at www.jennisondryden.com

CLASS Z SHARES

The financial highlights were part of the financial statements audited by PricewaterhouseCoopers LLP, independent auditors, whose report was unqualified.



CLASS Z SHARES (Fiscal Year Ended December 31)




 PER SHARE OPERATING PERFORMANCE                 2003(b)       2002     2001(b)        2000        1999(b)
 Net asset value, beginning of period             $7.18      $6.81       $7.10       $7.27          $8.03
                                                  -----
 Income from investment operations:
 Net investment income                              .13        .27         .35         .43            .42
 Net realized and unrealized gain (loss) on
   investment and foreign currencies                .82        .42        (.33)       (.18)          (.71)
                                                  -----
 Total from investment operations                   .95        .69         .02         .25           (.29)
---------------------------------------------     --------------------------------------------------------
 Less distributions:
 Dividends from net investment income              (.61)      (.32)       (.25)         --           (.34)
 Tax return of capital distributions                 --         --        (.06)       (.42)          (.13)
 Total distributions                               (.61)      (.32)       (.31)       (.42)          (.47)
 Net asset value, end of period                   $7.52      $7.81       $6.81       $7.10          $7.27
                                                  =====
 Total return(a)                                  13.71%     10.37%        .10%       3.78%         (3.74)%
----------------------------------------------------------------------------------------------------------

 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (000)                 $4,938     $4,897      $6,179     $10,551        $12,847
 Average net assets (000)                        $4,935     $5,334      $9,591     $11,136         $4,604
 Ratios to average net assets:
 Expenses, including distribution and service
   (12b-1) fees                                    1.18%      1.21%       1.27%       1.37%          1.50%
 Expenses, excluding distribution and service
   (12b-1) fees                                    1.18%      1.21%       1.27%       1.37%          1.50%
 Net investment income                             1.77%      4.07%       4.84%       5.98%          6.11%
----------------------------------------------------------------------------------------------------------


(a) Total return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the period.

                                        Dryden Global Total Return Fund, Inc. 47

-------------------------------------------------------------------------------
FOR MORE INFORMATION
Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  MAIL                      TELEPHONE                  WEBSITE
  Prudential Mutual Fund    (800) 225-1852             www.jennisondryden.com
  Services LLC              (732) 482-7555 (Calling
  P.O. Box 8098             from outside the U.S.)
  Philadelphia, PA 19101
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                            TELEPHONE
 o  Outside Brokers should contact:
                                            (800) 778-8769
    Prudential Investment Management
    Services LLC
    P.O. Box 8310
    Philadelphia, PA 19101
-------------------------------------------------------------------------------

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

-------------------------------------------------------------------------------
  MAIL                                      ELECTRONIC REQUEST
  Securities and Exchange Commission        publicinfo@sec.gov
  Public Reference Section                  (The SEC charges a fee to copy
  Washington, DC 20549-0102                 documents.)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  IN PERSON                                 VIA THE INTERNET
  Public Reference Room in Washington, DC   on the EDGAR Database at
  (For hours of operation,                  http://www.sec.gov
  call 1-202-942-8090)
-------------------------------------------------------------------------------

Additional information about the Fund can be obtained without charge and can be found in the following documents:


-------------------------------------------------------------------------------
  STATEMENT OF ADDITIONAL       ANNUAL REPORT                 SEMIANNUAL REPORT
  INFORMATION (SAI)             (contains a discussion of
  (incorporated by reference    the market conditions and
  into this prospectus)         investment strategies that
                                significantly affected the
                                Fund's performance during
                                the last fiscal year)
-------------------------------------------------------------------------------

-----------------------------------------------------------------
Dryden Global Total Return Fund, Inc.


  SHARE CLASS   A            B            C            Z
  NASDAQ        GTRAX        PBTRX        PCTRX        PZTRX
  CUSIP         26243L105    26243L204    26243L303    26243L402
-----------------------------------------------------------------


MF169A  Investment Company Act File No. 811-4661

                      DRYDEN GLOBAL TOTAL RETURN FUND, INC.


                       Statement of Additional Information
                                  March 1, 2004


     Dryden Global Total Return Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company. The Fund's investment objective is to seek total return, made up of current income and capital appreciation. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or governmental agencies, authorities or instrumentalities, investment-grade U.S. or foreign mortgages and mortgage-related securities, and U.S. or foreign short-term and long-term bank debt securities or bank deposits. We look primarily for investment-grade securities, denominated in U.S. dollars or in foreign currencies. There can be no assurance that the Fund's investment objective will be achieved.


     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 2004, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2003 are incorporated in this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-4661). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.



                                TABLE OF CONTENTS



                                                                                   PAGE
                                                                                   -----
Fund History ....................................................................   B-1
Description of the Fund, Its Investments and Risks ..............................   B-1
Investment Restrictions .........................................................   B-28
Management of the Fund ..........................................................   B-30
Control Persons and Principal Holders of Securities .............................   B-37
Investment Advisory and Other Services ..........................................   B-38
Brokerage Allocation and Other Practices ........................................   B-46
Capital Shares, Other Securities and Organization ...............................   B-48
Purchase, Redemption and Pricing of Fund Shares .................................   B-50
Shareholder Investment Account ..................................................   B-60
Net Asset Value .................................................................   B-65
Taxes, Dividends and Distributions ..............................................   B-68
Performance Information .........................................................   B-72
Financial Statements ............................................................   B-74
Appendix I - Description of Security Ratings ....................................    I-1
Appendix II - General Investment Information ....................................   II-1
Appendix III - Description of Proxy Voting Policies and Recordkeeping Procedures.  III-1


--------------------------------------------------------------------------------

MF 169B

                                  FUND HISTORY


     Dryden Global Total Return Fund, Inc. was incorporated under the laws of Maryland on May 6, 1986 under the name "The Global Yield Fund, Inc." as a closed-end, non-diversified, management investment company. In connection with a change in the Fund's investment objective approved by shareholders in November 1994, shareholders approved a change in the name of the Fund to "The Global Total Return Fund, Inc." The Fund operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, the Fund has operated as an open-end fund. In August 1999, the Fund's name was changed to "Prudential Global Total Return Fund, Inc." The Fund's Board of Directors (the Board) approved changing the Fund's name to Dryden Global Total Return Fund, Inc. effective as of July 7, 2003.



               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


CLASSIFICATION

     The Fund is a "non-diversified" management investment company and may invest more than 5% of its total assets in the securities of one issuer. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.


INVESTMENT STRATEGIES, POLICIES AND RISKS

     The Fund's investment objective is to seek total return, made up of current income and capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its investment objective. The Fund may not be successful in achieving its investment objective and you could lose money.


FOREIGN SECURITIES

     Foreign securities include securities of any foreign company or country that the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include securities traded in the form of American Depositary Receipts and American Depositary Shares. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries and potential difficulties in enforcing contractual obligations and extended settlement periods. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and the foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."

     The Fund invests in debt securities denominated in the currencies of developed countries and developing or emerging market countries whose governments are considered stable by the Fund's investment adviser. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. Companies in emerging markets may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.


     The Fund may invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank and the Asian Development Bank. The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.


     The Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (1) obligations from which the interest coupons have been stripped (principal only); (2) the interest coupons that are stripped (interest only); (3) book-entries at a bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. government securities, the Fund will not invest more than 10% of its total assets in such securities.

     A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss and could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of cross-currency hedge involving a forward currency contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies" below.


     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. Beginning July 1, 2002, the euro became the sole legal tender of the participating member states of the European Monetary Union.

     The adoption by the participating member states of the euro has eliminated the substantial currency risk among participating member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in participating member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.



FIXED-INCOME SECURITIES


     The Fund may invest in medium-grade securities or investment-grade securities (i.e., rated Baa or better by Moody's Investors Service, Inc. (Moody's), BBB or better by Standard & Poor's Ratings Services (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO)) and up to 35% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P or comparably rated by another NRSRO) or, in either case, if unrated, deemed to be of equivalent quality by the investment adviser. However, the Fund will not purchase a security rated lower than C by Moody's or S&P or comparably rated by another NRSRO or, if unrated, deemed to be of equivalent quality by the investment adviser.


     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated (i.e., high yield or "junk" bonds) securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.


     Generally, lower-rated securities and unrated securities of comparable quality (i.e., securities rated lower than Baa by Moody's or BBB by S&P or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (1) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (2) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Board, in evaluating the creditworthiness of an issuer, whether rated or unrated, takes various factors into consideration which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.


     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix I -- "Description of Security Ratings."

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.


     During the year ended December 31, 2003, the monthly dollar-weighted average S&P and Moody's ratings, respectively, of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:




                 -------------------------------------------
                                             PERCENTAGE OF
                         RATING           TOTAL INVESTMENTS
                 -------------------------------------------
                           AAA/Aaa              60.28%
                 -------------------------------------------
                             AA/Aa              28.14%
                 -------------------------------------------
                               A/A               1.56%
                 -------------------------------------------
                           BBB/Baa               1.59%
                 -------------------------------------------
                             BB/Ba               0.24%
                 -------------------------------------------
                               B/B               0.28%
                 -------------------------------------------
                     Unrated/Other               0.00%
                 -------------------------------------------
                 Cash & Short-Term               7.91%
                 -------------------------------------------



U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.


     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities. These securities are subject to risk of default like those of private issuers.


     Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

     The Fund may invest in component parts of U.S. government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities.

     SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value of the Fund.

     At a time when the Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.

MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in certain mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     The Fund will invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

     FHLMC SECURITIES. FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

     FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations
(CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

     SPECIAL CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES. The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

     The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


ASSET-BACKED SECURITIES

     The Fund may invest up to 15% of its investable assets in asset-backed securities. Through the use of trusts and special purpose corporations, various types of assets (primarily automobile and credit card receivables, home equity loans, student loans, and residential mortgages) have been securitized in pass-through structures similar to the mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Asset-backed securities may be guaranteed up to a certain amount by guarantees, insurance or letters of credit issued by a financial institution affiliated or unaffiliated with the originator of the pool. The Fund may invest in these and other types of asset-backed securities that may be developed in the future.

     Asset-backed securities are subject to the credit risk that the underlying receivables will not be paid by debtors or by credit insurers or guarantors of such instruments. Unlike mortgage-backed securities, traditional asset-backed securities typically do not have the benefit of a security interest in the related collateral. Credit card receivables, for example, are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, the security interests in the underlying automobiles are often not transferred when the pool is created, with the resulting possibility that the collateral could be resold. In addition, due to various legal and economic factors, proceeds from repossessed automobile collateral may not always be sufficient to support payments on these securities. In many instances, asset-backed securities are over-collateralized to ensure the relative stability of their credit-quality.

     Unlike traditional fixed-income securities, interest and principal payments on asset-backed securities are made more frequently, usually monthly, and principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity.

Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     A Fund that invests in an asset-backed security may also experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

     Asset-backed securities generally decrease in value as a result of increases in interest rates and usually have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities with comparable maturities because of the risk of prepayment. The extent of prepayments depends on various economic and other factors.

     The Fund is also permitted to invest in credit-related asset-backed securities. This type of asset-backed security is collateralized by a basket of corporate bonds or other securities, including, in some cases, junk bonds (see "Description of the Fund, Its Investments and Risks -- Fixed Income Securities" for risks associated with junk bonds). Unlike the traditional asset-backed securities described above, these asset-backed securities often do have the benefit of a security interest or ownership interest in the related collateral. With a credit-related asset-backed security, the underlying bonds have the risk of being prepaid prior to maturity. Although generally not pre-payable at any time, some of the underlying bonds may have call options, while others may have maturity dates that are earlier than the asset-backed security itself. As with traditional asset-backed securities described above, the Fund bears the risk of loss of the resulting increase or decrease in yield to maturity after a prepayment of an underlying bond. However, the primary risk associated with credit-related asset-backed securities is the potential loss of principal associated with losses on the underlying bonds.

     The Fund may invest in credit-related asset-backed securities that are collateralized by a portfolio of euro-denominated investment grade bonds. The Fund may also invest in credit-related asset-backed securities that are collateralized by a portfolio of underlying credit default swaps on euro-denominated investment grade bonds. These securities may be documented under an industry standard (ISDA) credit default swap confirmation or may be available as a credit-linked note, with standard European terms. Investment in foreign currency-denominated credit-related asset-backed securities would be limited by the Fund's ability to invest in foreign currency denominated securities. See "Description of the Fund, Its Investments and Risks -- Foreign Securities -- Risk Factors and Special Considerations of Investing in Euro-Denominated Securities" for risks associated with investments backed by euro-denominated securities.


CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

     The Fund may invest in corporate and other nongovernment debt obligations of domestic and foreign issuers including convertible securities and (subject to the Fund's maturity limitations) in intermediate-term and long-term bank debt securities in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. Issuers are not limited to the corporate form of organization.


ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

     The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities. The Fund may invest up to 10% of its net assets in zero coupon securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.


CUSTODIAL RECEIPTS

     Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These U.S. government custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund will not invest more than 5% of its assets in such custodial receipts.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


     The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options on securities and foreign currencies, foreign currency forward contracts, futures contracts options on such contracts (including interest rate futures contracts, currency futures contracts and options thereon) and swap transactions (including options thereon). The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.


OPTIONS ON SECURITIES

     The Fund may purchase and write (that is, sell) put and call options on securities and currencies that are traded on U.S. and foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on debt securities, aggregates of debt securities, indexes of prices thereof, other financial indexes (for example, the Lehman Aggregate Bond Index , U.S. government securities (listed on an exchange and over-the-counter), foreign government securities and foreign currencies.

     The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currency subject to the option to the writer of the put at the specified exercise price.

The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other securities or currencies which Prudential Investment Management, Inc. (PIM, the Subadviser or investment adviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit.

     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, over-the-counter (OTC) options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund will write only "covered" options. An option is covered if, in the case of a call option written by the Fund, the Fund (i) owns the underlying securities subject to the option, (ii) owns an option to purchase the underlying securities having a strike price equal to or less than the strike price of the call option written and an expiration date not earlier than the expiration date of the call option written or (iii) maintains with its custodian for the term of the option a segregated account consisting of cash or liquid assets having a value equal to or greater than the fluctuating market value of the optioned securities. With respect to a put written by the Fund, the put would be covered if the Fund segregated cash or liquid assets equivalent to the amount, if any, that the put is in-the-money. Under the first and second circumstances, the Fund's losses are limited because it owns or has an option to own the underlying security; under the third circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

     There is no limitation on the amount of covered call options the Fund may write. The Fund may write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire.

Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will segregate with its Custodian Treasury bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA certificates in the over-the-counter market and, to the extent available, on any exchange.

     Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered or substitute cover.

     A GNMA certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the certificate with a certificate which represents cover. When the Fund closes its option position or replaces the certificate, it may realize an unanticipated loss and incur transaction costs.


OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or foreign currency forward contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above. The Fund will not purchase put or call options if, as a result thereof, the value of the options would exceed 5% of the Fund's net assets.


FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The risks involved in entering into a foreign currency forward contract are generally the same as for a futures contract having similar terms.


     The Fund's transactions in foreign currency forward contracts will be limited to risk management involving either specific transactions or portfolio positions. Transaction risk management is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position risk management is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency. The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.

     Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position "hedge" (including "cross hedges") with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the assets segregated declines, additional assets will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases. The Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities.

     The Fund will not enter into forward contracts to purchase or sell currency if, as a result, the net market value of all such contracts exceeds 20% of the Fund's net assets. The Fund may invest in non-deliverable forward currency contracts. A non-deliverable forward currency contract (NDF) is a foreign exchange contract which requires no physical delivery of currencies. At maturity, the difference between the contracted forward rate at inception and the prevailing spot rate is settled in U.S. dollars or any other convertible currency. Because there is no actual exchange of principal funds, NDF's are an asset-efficient method of managing foreign exchange exposures.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into futures contracts and options on futures contracts to seek to reduce certain risks of its investments and to attempt to enhance return. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indexes of prices thereof, other financial indexes, U.S. government securities, corporate debt securities and certain foreign government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute, in the investment adviser's judgment, an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges. The Fund may also invest in futures contracts on 10-year interest rate swaps.


     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return or for risk management purposes unless the Fund is in compliance with either of the Alternative Commodity Trading Limits. See "Limitations on the Purchase and Sale of Futures Contracts, Options on Futures Contracts and Foreign Currency Forward Contracts." The Fund may purchase and sell futures contracts and related options without limitation, for bona fide hedging purposes in accordance with regulations of the Commodity Exchange Act, as amended (CEA), as enforced by the Commodity Futures Trading Commission
(CFTC) (that is, to reduce certain risks of its investments). The total contract value of all futures contracts sold will not exceed the total market value of the Fund's investments.


     Under regulations of the CEA, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose subject to the Alternative Commodity Trading Limits. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's investments.


     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. For example, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Also, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. In addition, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

     The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option or if it segregates with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be segregated.


INTEREST RATE SWAP FUTURES

     Futures contracts on 10-year interest rate swaps (Swap Futures), introduced by the Chicago Board of Trade in October 2001, enable purchasers to cash settle at a future date at a price determined by the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

     The $100,000 par value trading units of Swap Futures represent the fixed-rate side of a 10-year interest rate swap that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

     The structure of Swap Futures blends certain characteristics of existing OTC swaps and futures products. Unlike most swaps traded in the OTC market that are so-called "par" swaps with a fixed market value trading on a rate basis, Swap Futures have fixed notional coupons and trade on a price basis. In addition, Swap Futures are constant maturity products that will not mature like OTC swaps, but rather represent a series of ten-year instruments expiring quarterly. Because Swap Futures are traded on an exchange, there is no counterparty or default risk, although, like all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions. Investing in Swap Futures is subject to the same risks of investing in futures, which are described above.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and the investment adviser expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.


     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.


SWAP TRANSACTIONS

     The Fund may enter into swap transactions, including but not limited to, interest rate, index, credit default, total return and, to the extent that it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. In addition, the Fund may enter into options on swap agreements (swap options). These swap transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Investments in each of credit default swaps, total return and index swaps or options on swaps are limited to 15% of the Fund's investable assets. Investments in interest rate or foreign currency swaps are limited to 20% of the Fund's investable assets.

     Swap agreements are two party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on or calculated with respect to particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index or other investments or instruments.


     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of liquid assets.

     To the extent that the Fund enters into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Fund's obligations, if any, with respect to such swaps, accrued on a daily basis. Inasmuch as segregated accounts are established for these hedging transactions, the investment adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction. Since swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its rights to receive a return on its portfolio securities and its rights and obligations to receive and pay a return pursuant to swaps. The Fund will enter into swaps only with parties meeting creditworthiness standards approved by the Fund's Board of Directors. The investment adviser will monitor the creditworthiness of such parties under the supervision of the Board of Directors.

     For purposes of applying the Fund's investment policies and restrictions (as stated in the Prospectus and SAI) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by the Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

     The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the

Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (CEA) and, therefore, are not regulated as futures or commodity option transactions under CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible contract participants", which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, the swap agreement must be subject to individual negotiation by the parties and not be executed or transacted on a trading facility.

     INTEREST RATE SWAP TRANSACTIONS. The Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may enter into interest rate swaps for credit enhancement or to hedge its portfolio.

     The Fund may enter into interest rate swaps traded on an exchange or in the over-the-counter market. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. The use of interest rate swaps is a highly speculative activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the investment adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared to what it would have been if this investment technique was never used.

     The Fund may enter into interest rate swaps as a hedge against changes in the interest rate of a security in its portfolio or that of a security the Fund anticipates buying. If the Fund purchases an interest rate swap to hedge against a change in an interest rate of a security the Fund anticipates buying, and such interest rate changes unfavorably for the Fund, then the Fund may determine not to invest in the securities as planned and will realize a loss on the interest rate swap that is not offset by a change in the interest rates or the price of the securities.

     The Fund may enter into interest rate swap transactions (including interest rate swaps with embedded options) on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities.

     CREDIT DEFAULT SWAP TRANSACTIONS. The Fund may enter into credit default swap transactions. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Fund had invested in the reference obligation directly.


     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities they hold, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.


     TOTAL RETURN AND INDEX SWAPS. The Fund may enter into total return and index swaps. Total return and index swaps are used as substitutes for owning the physical securities that comprise a given market index, or to obtain non-leveraged exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of an index's total return, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a market or sector index by using the most cost-effective vehicle available. For example, the Fund can gain exposure to the broad mortgage sector by entering into a swap agreement, whereby the Fund receives the total return of the Lehman Brothers Mortgage Index in exchange for a short-term floating interest rate, such as the 3-month LIBOR. This is fundamentally identical to purchasing the underlying securities that comprise the index, which requires an investor to pay cash, thereby surrendering the short-term interest rate to be earned from cash holdings, in order to receive the return of the index. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase securities to replicate a given index. Similar to interest rate swaps, the cash backing total return swaps is actively managed to earn a premium in excess of the floating rate paid on the swap.


     CURRENCY EXCHANGE SWAPS. The Fund may enter into currency exchange swaps. Currency exchange swaps may be used to exchange the returns (or differentials in rates of return) earned or realized on a particular foreign currency. The ability to enter into this type of swap transaction would be limited to the Fund's ability to invest in foreign currency-denominated securities.


     SWAP OPTION AGREEMENTS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options.


     For additional risks related to Swap Transactions, see "Risks of Risk Management and Return Enhancement Strategies".



RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES



     Participation in the options, swaps, futures and currency markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain cover" or to segregate assets in connection with hedging transactions.

     The Fund will generally purchase or sell options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase or sell OTC options only if the investment adviser believes that the other party to the options will continue to make a market for such options.


ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Certain of the options, futures contracts and options thereon purchased or sold by the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, the instrument being traded. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors,
(2) more limited availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) more limited trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this could limit the ability of the Fund fully to protect against these risks. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by a securities exchange on opening transactions or closing transactions or both;
(3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or a particular class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.


SPECIAL RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses. In such event, it may not be possible for the Fund to close out a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).

     Successful use of futures contracts and options thereon and forward contracts by the Fund depends significantly on the ability of the investment adviser to forecast movements in the direction of the market and interest and foreign currency rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Pursuant to the requirements of the CEA, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.


LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS


     The Fund will engage in transactions in futures contracts and options thereon only to seek to reduce certain risks of its investments and to attempt to enhance return in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     The Fund intends to limit its futures-related investment activity so that it, and/or any applicable person associated with it, is excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. The Fund will so limit its futures-related investment activity so that, other than with respect to bona fide hedging activity (as defined in CFTC Rule 1.3(z)):

(i) the aggregate initial margin and premiums paid to establish commodity futures and commodity option contract positions does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating such 5% limitation) and/or

(ii) The aggregate "notional value" (i.e., the size of a commodity futures or commodity option contract, in contract units, multiplied by the current market price (for a futures contract) or strike price (for an option contract) of each such unit) of all commodity futures and commodity option contracts that the Fund has entered into does not exceed the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts that the Fund has entered into (the foregoing alternative limits being the "Alternative Commodity Trading Limits").

     The Alternative Commodity Trading Limits are based on provisional no-action relief issued by the CFTC. If this relief is modified or terminated, the Fund will limit its futures-related investment activity accordingly so that it will be excluded from the definition of the term "commodity pool operator" under applicable rules and regulatory relief issued by the CFTC. In the event that any final rule adopted by the CFTC with respect to this exemption permits for greater ability to invest in futures related instruments, the Fund may avail itself of this relief.


     CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     When the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     A large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.
(NASD).

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act, to be considered liquid (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     The staff of the Securities and Exchange Commission (Commission) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. government interest-only and principal-only mortgage backed security strips as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. Subject to the segregation requirement, the Fund may purchase such securities without limit.


REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized by cash or liquid assets in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

     The Fund participates in a joint repurchase agreement with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

BORROWING

     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage of borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

SEGREGATED ASSETS


     When the Fund is required to segregate assets in connection with certain portfolio transactions, it will designate as segregated with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets, equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions warrant a defensive strategy, the Fund may temporarily invest without limit in U.S. Treasury or other U.S. dollar-denominated securities or high quality money market instruments, including commercial paper of domestic and foreign corporations, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and short-term obligations issued or guaranteed by the U.S. government and its agencies denominated in either U.S. dollars or foreign currencies. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Investing heavily in these securities limits the Fund's ability to achieve its investment objective, but can help to preserve the Fund's assets when the bond markets are volatile.

PORTFOLIO TURNOVER

     The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. The portfolio turnover rates for the fiscal years ended December 31, 2003, 2002 and 2001 were 251%, 252% and 237%, respectively. The 2003 portfolio turnover rate was due to the following factors (1) the Fund's holdings in Japanese government bonds, which included rollover provisions during the first quarter of the year to avoid withholding taxes and (2) active trading due to changing market conditions. Most of the turnover was limited to a few months of the year. High portfolio turnover (100% or more) involves correspondingly greater transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS


     Investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

         1. The Fund may not issue senior securities or borrow money or pledge its assets, except as permitted by the Investment Company Act of 1940 Act, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the "1940 Act Laws, Interpretations and Exemptions.") For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing, and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

         2. The Fund may not buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and (ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.

         3. The Fund may not buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         4. The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing is not considered the making of a loan, and is permitted if consistent with the Fund's investment objective.

         5. The Fund may not act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

         6. The Fund may not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

     Although not fundamental, the Fund has the following additional restriction:


     The Fund may not acquire securities of other investment companies or registered unit investment trusts in reliance on subparagraph (F) or (G) of
Section 12 (d)(1) of the 1940 Act so long as it is a fund in which one or more of the JennisonDryden Allocation Funds (which are series of The Prudential Investment Portfolios, Inc., Registration Nos. 33-61997, 881-7343) invest in.

                             MANAGEMENT OF THE FUND


     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI or the Manager).


                              INDEPENDENT DIRECTORS



                                                                                    NUMBER OF
                                        TERM OF                                   PORTFOLIOS IN
                                       OFFICE***                                      FUND                  OTHER
                           POSITION       AND                PRINCIPAL              COMPLEX+            DIRECTORSHIPS
                           WITH THE    LENGTH OF            OCCUPATIONS            OVERSEEN BY           HELD BY THE
NAME, ADDRESS** AND AGE      FUND     TIME SERVED      DURING PAST FIVE YEARS       DIRECTOR            DIRECTOR****
------------------------- ---------- ------------- ----------------------------- -------------- ----------------------------
David E. A. Carson (69)    Director   Since 2003   Director (January 2000 to           90       Director of United
                                                   May 2000), Chairman                          Illuminating and UIL
                                                   (January 1999 to                             Holdings (utility company)
                                                   December 1999),                              since 1993.
                                                   Chairman and Chief
                                                   Executive Officer (January
                                                   1998 to December 1998)
                                                   and President, Chairman
                                                   and Chief Executive
                                                   Officer of People's Bank
                                                   (1983-1997)
Robert E. La Blanc (69)    Director   Since 2003   President (since 1981) of           98       Director of Storage
                                                   Robert E. La Blanc                           Technology Corporation
                                                   Associates, Inc.                             (technology) (since 1979),
                                                   (telecommunications);                        Chartered Semiconductor
                                                   formerly General Partner                     Manufacturing Ltd. (since
                                                   at Salomon Brothers and                      1998), Titan Corporation
                                                   Vice-Chairman of                             (electronics) (since 1995),
                                                   Continental Telecom;                         Computer Associates
                                                   Trustee of Manhattan                         International, Inc. (since
                                                   College.                                     2002) (software company);
                                                                                                FiberNet Telecom Group,
                                                                                                Inc. (since 2003) (telecom
                                                                                                company); Director (since
                                                                                                April 1999) of The High
                                                                                                Yield Plus Fund, Inc.
Douglas H.                 Director   Since 1996   Chairman (since February            91       Director of Gannett Co.,
 McCorkindale (64)                                 2001), Chief Executive                       Inc. Director of
                                                   Officer (since June 2000)                    Continental Airlines, Inc.
                                                   and President (since                         (since May 1993); Director
                                                   September 1997) of                           of Lockheed Martin Corp.
                                                   Gannett Co. Inc.                             (aerospace and defense)
                                                   (publishing and media);                      (since May 2001); Director
                                                   formerly Vice Chairman                       of The High Yield Plus
                                                   (March 1984-May 2000) of                     Fund, Inc. (since 1996).
                                                   Gannett Co. Inc.
Richard A. Redeker (60)    Director   Since 1995   Management Consultant;              92       None
                                                   formerly employee of
                                                   Prudential Investments
                                                   (October 1996-December
                                                   1998); Director of
                                                   Investmart, Inc. (since
                                                   2001) and Director of
                                                   Penn Tank Lines, Inc.
                                                   (since 1999).

                                                                                   NUMBER OF
                                        TERM OF                                  PORTFOLIOS IN
                                       OFFICE***                                     FUND                 OTHER
                           POSITION       AND                PRINCIPAL             COMPLEX+           DIRECTORSHIPS
                           WITH THE    LENGTH OF            OCCUPATIONS           OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE      FUND     TIME SERVED     DURING PAST FIVE YEARS       DIRECTOR           DIRECTOR****
------------------------- ---------- ------------- ---------------------------- -------------- --------------------------
Robin B. Smith (64)        Director   Since 1996   Chairman of the Board              97       Director of BellSouth
                                                   (since January 2003) of                     Corporation (since 1992).
                                                   Publishers Clearing House
                                                   (direct marketing);
                                                   formerly Chairman and
                                                   Chief Executive Officer
                                                   (August 1996-January
                                                   2003) of Publishers
                                                   Clearing House.
Stephen Stoneburn (60)     Director   Since 2003   President and Chief                95                  None
                                                   Executive Officer (since
                                                   June 1996) of Quadrant
                                                   Media Corp. (a publishing
                                                   company); formerly
                                                   President (June 1995-June
                                                   1996) of Argus Integrated
                                                   Media Inc. Senior Vice
                                                   President and Managing
                                                   Director (January
                                                   1993-1995) of Cowles
                                                   Business Media and Senior
                                                   Vice President of Fairchild
                                                   Publications, Inc.
                                                   ( 1975-1989).
Clay T. Whitehead (65)     Director   Since 1996   President (since 1983) of          96       Director (since 2000 of
                                                   National Exchange Inc.                      The High Yield Plus Fund,
                                                   (new business                               Inc.
                                                   development firm).

                              INTERESTED DIRECTORS




                                                                                       NUMBER OF
                                            TERM OF                                  PORTFOLIOS IN
                                           OFFICE***                                     FUND           OTHER
                             POSITION         AND                PRINCIPAL             COMPLEX+     DIRECTORSHIPS
                             WITH THE      LENGTH OF            OCCUPATIONS           OVERSEEN BY    HELD BY THE
NAME, ADDRESS** AND AGE        FUND       TIME SERVED     DURING PAST FIVE YEARS       DIRECTOR     DIRECTOR****
------------------------- -------------- ------------- ---------------------------- -------------- --------------
Judy A.Rice (56)*         President       since 2003   President, Chief Executive         95            None
                          and Director    since 2000   Officer, Chief Operating
                                                       Officer and
                                                       Officer-in-Charge (since
                                                       2003) of Prudential
                                                       Investments LLC (PI);
                                                       Director,
                                                       Officer-in-Charge,
                                                       President, Chief Executive
                                                       Officer and Chief
                                                       Operating Officer (since
                                                       May 2003) of American
                                                       Skandia Advisory Services,
                                                       Inc., and American
                                                       Skandia Investment
                                                       Services, Inc.; Director,
                                                       Officer-in-Charge,
                                                       President, Chief Executive
                                                       Officer (since May 2003)
                                                       of American Skandia
                                                       Fund Services, Inc.; Vice
                                                       President (since February
                                                       1999) of Prudential
                                                       Investment Management
                                                       Services LLC.; President,
                                                       Chief Executive Officer
                                                       and Officer-in-Charge
                                                       (since April 2003) of
                                                       Prudential Mutual Fund
                                                       Services LLC.; formerly
                                                       various positions to Senior
                                                       Vice President (1992-1999)
                                                       of Prudential Securities
                                                       Incorporated; and various
                                                       positions to Managing
                                                       Director (1975-1992) of
                                                       Salomon Smith Barney;
                                                       Member of Board of
                                                       Governors of the Money
                                                       Management Institute.

                                                                                        NUMBER OF
                                            TERM OF                                   PORTFOLIOS IN
                                           OFFICE***                                      FUND                 OTHER
                             POSITION         AND                PRINCIPAL              COMPLEX+           DIRECTORSHIPS
                             WITH THE      LENGTH OF            OCCUPATIONS            OVERSEEN BY          HELD BY THE
NAME, ADDRESS** AND AGE        FUND       TIME SERVED      DURING PAST FIVE YEARS       DIRECTOR            DIRECTOR****
------------------------- -------------- ------------- ----------------------------- -------------- ---------------------------
Robert F. Gunia (57)*     Vice            Since 1996   Chief Administrative                179      Vice President and
                          President                    Officer (since June 1999)                    Director (since May 1989)
                          and Director                 of PI; Executive Vice                        and Treasurer (since 1999)
                                                       President and Treasurer                      of The Asia Pacific Fund
                                                       (since January 1996) of PI;                  Inc.
                                                       President (since April
                                                       1999) of Prudential
                                                       Investment Management
                                                       Services LLC (PIMS);
                                                       Corporate Vice President
                                                       (since September 1997) of
                                                       The Prudential Insurance
                                                       Company of America;
                                                       Director, Executive Vice
                                                       President and Chief
                                                       Administrative Officer
                                                       (since May 2003) of
                                                       American Skandia
                                                       Investment Services, Inc.
                                                       American Skandia
                                                       Advisory Services, Inc.,
                                                       American Skandia Fund
                                                       Services, Inc. President
                                                       (since April 1999) of
                                                       Prudential Investment
                                                       Services LLC; Executive
                                                       Vice President (since
                                                       March 1999) and
                                                       Treasurer (since May
                                                       2000) of Prudential Mutual
                                                       Fund Services LLC;
                                                       formerly Senior Vice
                                                       President (March
                                                       1987-May1999) of
                                                       Prudential Securities
                                                       Incorporated.

       Information pertaining to the Officers of the Fund who are not also Directors is set forth below.



                                    OFFICERS




                                                       TERM OF
                                                      OFFICE***
                                                     AND LENGTH
                                   POSITION WITH       OF TIME
    NAME, ADDRESS** AND AGE           THE FUND         SERVED       PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
-------------------------------   ---------------   ------------   ---------------------------------------------
Marguerite E.H. Morrison (47)     Chief             Since 2003     Vice President and Chief Legal
                                  Legal             Since 2002     Officer--Mutual Funds and Unit
                                  Officer and                      Investment Trusts (since August 2000)
                                  Assistant                        of Prudential; Senior Vice President and
                                  Secretary                        Secretary (since April 2003) of PI;
                                                                   Senior Vice President and Secretary
                                                                   (since May 2003) of American Skandia
                                                                   Investment Services, Inc., American
                                                                   Skandia Avisory Services, Inc., and
                                                                   American Skandia Fund Services, Inc.;
                                                                   Vice President and Assistant Secretary
                                                                   of PIMS (since October 2001),
                                                                   previously Senior Vice President and
                                                                   Assistant Secretary (February
                                                                   2001-April 2003) of PI, Vice President
                                                                   and Associate General Counsel
                                                                   (December 1996-February 2001) of PI.
Maryanne Ryan (39)                Anti-             Since 2003     Vice President Prudential (since
                                  Money                            November 1998); First Vice President of
                                  Laundering                       Prudential Securities (March 1997-May
                                  Compliance                       1998); Anti-Money Laundering Officer
                                  Officer                          of American Skandia Investment
                                                                   Services, Inc., American Skandia
                                                                   Advisory Services, Inc. and American
                                                                   Skandia Marketing, Inc.
Grace C. Torres (44)              Treasurer         Since 1998     Senior Vice President (since January
                                  and                              2000) of PI; Senior Vice President and
                                  Principal                        Assistant Treasurer (since May 2003) of
                                  Financial                        American Skandia Investment Services,
                                  and                              Inc. and American Skandia Advisory
                                  Accounting                       Services, Inc.; formerly First Vice
                                  Officer                          President (December 1996-January
                                                                   2000) of PI and First Vice President
                                                                   (March 1993-1999) of Prudential
                                                                   Securities Incorporated.



------------

* "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the investment adviser (as defined below) or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.

**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


+ The Fund Complex consists of all investment companies managed by PI. The funds for which PI serves as manager include JennisonDryden Mutual Funds. Strategic Partners Funds. American Skandia Advisor Funds, Inc., The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust. The Prudential Series Fund, Inc., American Skandia Trust, and Prudential's Gibraltar Fund.


     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services -- Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

     Directors and Officers of the Fund are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.


                           STANDING BOARD COMMITTEES


     The Board of Directors (the Board) has established three standing committees in connection with governance of the Fund - Audit, Nominating and Valuation.

     The Audit Committee consists of Messrs. Carson (Chair), Stoneburn and Whitehead. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent auditors, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the auditors directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the auditors to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the auditors relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent auditors responsibility to plan and carry out an audit in accordance with auditing standards generally accepted in the United States of America. The Audit Committee met seven times during the fiscal year ended December 31, 2003.

     The Nominating Committee consists of Messrs. Redeker (Chair), McCorkindale and Carson. This committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee met three times during the fiscal year ended December 31, 2003.

     The Valuation Committee consists of at least two Board members or an officer of the Fund and one Board member (in both instances the Valuation Committee may include employees of the Manager who may constitute a majority of the Valuation Committee). The Valuation Committee supervises the valuation of the Fund's portfolio securities and other assets and meets on an as needed basis. The Valuation Committee did not meet during the fiscal year ended December 31, 2003. For more information about the Valuation Committee, see " Net Asset Value" below.

     In addition to the three standing committees of the Fund, the Board has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the JennisonDryden or Strategic Partners mutual fund complex. The role of the Executive Committee is solely advisory and consultative, without derogation of any of the duties or responsibilities of the Board. Mr. La Blanc and Ms. Smith serve on the Executive Committee. Independent directors or independent trustees from other funds in the JennisonDryden or Strategic Partners mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the independent directors and fund management on issues that affect more than one fund; serving as a liaison between the boards of directors/trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the independent directors.


     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.


     Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


     The Fund has no retirement or pension plan for its Directors.


     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2003 to the Independent Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2003.


                               COMPENSATION TABLE





                                   AGGREGATE         PENSION OR                           TOTAL 2003 COMPENSATION
                                  FISCAL YEAR   RETIREMENT BENEFITS      ESTIMATED          FROM FUND AND FUND
                                 COMPENSATION    ACCRUED AS PART OF   ANNUAL BENEFITS         COMPLEX PAID TO
NAME AND POSITION                  FROM FUND        FUND EXPENSE      UPON RETIREMENT      INDEPENDENT DIRECTORS
------------------------------- -------------- --------------------- ----------------- ----------------------------
David E. A. Carson ............     $  724               None               None             $ 89,500 (37/90)*
Saul K. Fenster**** ...........     $  708               None               None             $174,300 (5/81)*
Delayne Dedrick Gold**** ......     $  700               None               None             $216,300 (8/85)*
Robert E. La Blanc ............     $  728               None               None             $195,800 (42/98)*
Douglas H. McCorkindale** .....     $1,414               None               None             $159,800 (38/91)*
W. Scott McDonald**** .........     $  701               None               None             $187,800 (5/81)*
Thomas T. Mooney**** ..........     $  700               None               None             $224,300 (6/81)*
Stephen P. Munn*** ............     $1,454               None               None             $166,300 (42/98)*
Richard A. Redeker ............     $1,430               None               None             $169,800 (38/92)*
Robin B. Smith** ..............     $1,436               None               None             $173,500 (41/97)*
Stephen Stoneburn .............     $  738               None               None             $181,300 (40/95)*
Louis A. Weil**** .............     $  700               None               None             $158,800 (5/80)*
Clay T. Whitehead .............     $1,486               None               None             $223,300 (41/96)*



------------

* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates. At December 31, 2003, the Fund Complex consisted of 48 funds and 179 portfolios.

** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2003, such compensation was deferred at the election of Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2003, total value of compensation for the calendar year amounted to approximately $274,573 and $388,622 for Mr. McCorkindale and Ms. Smith, respectively.

***   Effective November 30, 2003, Mr. Munn ceased being a Director of the
      Fund.

**** Effective July 1, 2003, Ms. Gold and Messrs. Fenster, McDonald, Mooney and Weil ceased being Directors of the Fund.


     Directors and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2003.



                        DIRECTOR SHARE OWNERSHIP TABLE


                             INDEPENDENT DIRECTORS



                                                              AGGREGATE DOLLAR RANGE OF
                                                              EQUITY SECURITIES IN ALL
                                        DOLLAR RANGE OF         REGISTERED INVESTMENT
                                     EQUITY SECURITIES IN       COMPANIES OVERSEEN BY
NAME OF DIRECTOR                           THE FUND           DIRECTOR IN FUND COMPLEX
---------------------------------   ----------------------   --------------------------
David E. A. Carson ..............            --                   $10,001-$50,000
Robert E. La Blanc ..............            --                    Over $100,000
Douglas H. McCorkindale .........     $10,001-$50,000              Over $100,000
Richard A. Redeker ..............            --                    Over $100,000
Robin B. Smith ..................       $1-$10,000                 Over $100,000
Stephen Stoneburn ...............            --                    Over $100,000
Clay T. Whitehead ...............            --                    Over $100,000


                              INTERESTED DIRECTORS



                                                      AGGREGATE DOLLAR RANGE OF
                                                      EQUITY SECURITIES IN ALL
                                DOLLAR RANGE OF         REGISTERED INVESTMENT
                             EQUITY SECURITIES IN       COMPANIES OVERSEEN BY
NAME OF DIRECTOR                   THE FUND           DIRECTOR IN FUND COMPLEX
-------------------------   ----------------------   --------------------------
Robert F. Gunia .........             --                     Over $100,000
Judy A. Rice ............             --                     Over $100,000



     None of the Independent Directors, or any member of his/her immediate family, owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund as of December 31, 2003.



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


     As of January 30, 2004, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of January 30, 2004, Wachovia Securities LLC (Wachovia Securities) was record holder of 8,555,093 Class A shares (32.5% of the outstanding Class A shares), 610,905 Class B shares (52.4% of the outstanding Class B shares), 64,045 Class C shares (55.7% of the outstanding Class C shares) and 645,046 Class Z shares (96.8% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of January 30, 2004, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:





                                                                             NUMBER OF SHARES/
NAME                                          ADDRESS              CLASS        % OF CLASS
---------------------------------   ---------------------------   -------   ------------------
Ms Betty J Hewitt                   7299 Flamingo Street             C           7,042/6.1%
Ms Gayleen Weller Co -- TTEES       Algonac, MI 48001
Ms Marion E Hurley
Marion E Hurley Revoc Trust
UA DTD 02/28/90

Frontier Trust Company              700 17th Street Suite 300        C           6,336/5.5%
FBO Metropolitan Steel Inc,         Denver, CO 80202

Patrica Wirtz -- Lankhorst          6 S Elkjer Circle                C           8,371/7.3%
                                    Sioux Falls, SD 57103

Prudential Retirement Services      30 Ed Preate Drive               Z           141,618/21.2%
As Nominee For TTEE Cust 300031     Scranton, PA 18507
Lansing Bd Of Water And Light




                    INVESTMENT ADVISORY AND OTHER SERVICES


(A) MANAGER AND INVESTMENT ADVISER


     The manager of the Fund is Prudential Investments LLC (the Manager or PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the JennisonDryden or Strategic Partners mutual funds. See "How the Fund is Managed -- Manager" in the Prospectus. As of December 31, 2003, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies and as administrator to closed-end investment companies, with aggregate assets of approximately $108.6 billion.

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the JennisonDryden or Strategic Partners mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements. PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts.

     PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian) and the Fund's Transfer Agent.


     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to
$500
million, .70 of 1% of such assets between $500 million and $1 billion and .65 of 1% of such assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, PI will reduce the compensation due to the Manager by the amount of such excess. No jurisdiction currently limits the Fund's expenses. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. The Manager believes there are no such expense limitations.

     In connection with its management of the business affairs of the Fund, PI bears the following expenses:

     (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Directors;

     (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

     (c) the costs and expenses payable to any investment adviser pursuant to the subadvisory agreement between PI and such investment adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Independent Directors, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.


     For the fiscal years ended December 31, 2003, 2002 and 2001, PI received management fees of $1,650,367, $1,697,732 and $1,825,528, respectively, from the Fund.

     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the investment adviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the investment adviser, subject to the supervision of PI and the Board of

Directors is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. The investment adviser determines which securities and other investments are purchased and sold for the Fund and is responsible for offering and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. As discussed in the Prospectus, PI employs each investment adviser under a "manager of managers" structure that allows PI to replace the investment adviser or amend a Subadvisory Agreement without seeking shareholder approval. PIM is paid by PI at an annual rate of .375 of 1% of the Fund's average daily net assets up to $500 million, .333 of 1% of average daily net assets from $500 million to $1 billion and .2925 of 1% of average daily net assets over $1 billion.


     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Manangement Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

(B) MATTERS CONSIDERED BY THE BOARD


     The Management and Subadvisory Agreement were last approved by the Directors, including all of the Independent Directors on May 28, 2003 at a meeting called for that purpose. In approving the Management and Subadvisory Agreement, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and investment adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds over the past one, three, five and ten years. The Board considered the Manager's and Subadviser's reputation and their stated intentions with respect to their respective investment management capabilities in the management of the Funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment adviser.


     With respect to overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment adviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparible in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the investment adviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment advisers' profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of Management and Subadvisory Agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.


     On March 4, 2003, a proposal to present amended Management and Subadvisory Agreements to shareholders was approved by the Board of the Fund, including the Independent Directors. The amendments to the Management and Subadvisory Agreements related to implementing a manager-of-managers structure, as discussed above. The Board received materials relating to the proposed amended agreements in advance of the meeting at which these agreements were considered, and had the opportunity to ask questions and request further information in connection with such consideration. The Board gave consideration to the fact that the rate of fees will not change and that the terms of the amended Management and SubAdvisory Agreements were substantially similar to the existing agreements, except that under the amended agreements, PI would be able to allocate Fund assets among subadvisers, subject to Board approval. The Board also considered a number of other factors, including the fact that authorizing PI to change subadvisers without shareholder approval would permit the Fund to change subadvisers in the future without incurring the expense and delay of a shareholder vote. The Board gave consideration to the fact that PI had substantial experience in evaluating investment advisers and would bring that experience to the task of evaluating the subadvisers to the Fund in the future. The Board noted PI's commitment to the maintenance of effective compliance programs. The Board also gave weight to the fact that it would be beneficial to conform the advisory structure of the Fund to the advisory structure already in place for other mutual funds in the Prudential mutual fund family, and would place the Fund on equal footing with those other funds as to the speed and efficiency of subadviser changes. After consideration of all these factors, the Board concluded that submitting this proposal to shareholder vote was reasonable, fair and in the best interests of the Fund and its shareholders. The amended Management and Subadvisory Agreements were approved by shareholders on July 2, 2003.


     PIM's Fixed Income Group includes the following sector teams which may contribute towards security selection.

                               GLOBAL LIQUIDITY


     ASSETS UNDER MANAGEMENT: $36 billion as of December 31, 2003.

     TEAM LEADER: Peter Cordrey. General Investment Experience: 22 years.

     PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years, which includes team members with significant mutual fund experience.


     SECTOR: U.S. and Non-U.S. Treasuries, agencies and mortgages.

     INVESTMENT STRATEGY: Focus is on high quality, liquidity and controlled risk.


                                  CORPORATES


     ASSETS UNDER MANAGEMENT: $56 billion as of December 31, 2003.

     TEAM LEADER: Steven Kellner, CFA. General Investment Experience: 18 years.


     PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 14 years, which includes team members with mutual fund experience.


     SECTOR: U.S. and Non-U.S. investment-grade corporate securities.

     INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.


                                  HIGH YIELD


     ASSETS UNDER MANAGEMENT: $10 billion as of December 31, 2003.

     TEAM LEADER: Paul Appleby. General Investment Experience: 17 years.

     PORTFOLIO MANAGERS: 6. AVERAGE GENERAL INVESTMENT EXPERIENCE: 19 years, which includes team members with significant mutual fund experience.


     SECTOR: Below-investment-grade corporate securities.

     INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.


                               EMERGING MARKETS


     ASSETS UNDER MANAGEMENT: $3 billion as of December 31, 2003.

     TEAM LEADERS: David Bessey. General Investment Experience: 14 years.

     PORTFOLIO MANAGER: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 11 years, which includes team members with significant mutual fund experience.


     SECTOR: Government and corporate securities of foreign emerging market issuers.

     INVESTMENT STRATEGY: Focus is on active, research-based approach, with value added through country, sector and security selection, including tactical rotation between corporate and sovereign securities.


                                 MONEY MARKETS


   ASSETS UNDER MANAGEMENT: $35 billion as of December 31, 2003.

     TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 20 years.

     PORTFOLIO MANAGERS: 11. AVERAGE GENERAL INVESTMENT EXPERIENCE: 13 years.


     SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

     INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund.

     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, and collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Fund.

     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor contractually limited its distribution and service (12b-1) fees payable under the Class A Plan for the fiscal year ended December 31, 2003 to ..25 of 1% of the average daily net assets of the Class A shares and has voluntarily agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2004. It is anticipated that this fee reduction will terminate on or about August 31, 2004, but may be discontinued partially or completely at any time.

     For the fiscal year ended December 31, 2003, the Distributor received payments of $515,316 under the Class A Plan. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2003, the Distributor also received approximately $26,900 in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor contractually limited its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of Class C shares for the fiscal year ended December 31, 2003 and has voluntarily agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 2004. It is anticipated that this fee reduction will terminate on or about August 31, 2004, but may be discontinued partially or completely at any time. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders.

     CLASS B PLAN. For the fiscal year ended December 31, 2003, the Distributor received $81,724 from the Fund under the Class B Plan and spent approximately $92,000 in distributing the Fund's Class B shares. It is estimated that of the latter amount, 11.1% ($10,200) was spent on printing and mailing of prospectuses to other than current shareholders; 48.0% ($44,200) was spent on compensation to broker-dealers for commissions to their representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 40.9% ($37,700) in the aggregate for (1) payments of commissions and account servicing fees to financial advisers (25.0% ($23,000)) and (2) an allocation of "overhead and other branch office distribution-related expenses for payments of related expenses (15.9% ($14,700)). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Wachovia Securities' and Pruco Securities, LLC's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2003, the Distributor received approximately $20,800 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 2003, the Distributor received $6,113 under the Class C Plan and spent approximately $5,500 in distributing Class C shares. It is estimated that of the latter amount, 11.6% ($600) was spent on printing and mailing of prospectuses to other than current shareholders; 22.1% ($1,200) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution related expenses incurred for distribution of Fund shares and 66.3% ($3,600) in the aggregate for
(1) payments of commissions and account servicing fees to financial advisers (65.0% ($3,600)) and (2) an allocation of overhead and other branch office distribution-related expenses (1.3% ($70)).

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. Until February 2, 2004, the Distributor received the proceeds of an initial sales charge on Class C shares. For the fiscal year ended December 31, 2003, the Distributor received approximately $0 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 2003, the Distributor received approximately $1,400 in initial sales charges attributable to Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the combined sales of Class A, Class B and Class C shares of the Fund, other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.


     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Wachovia Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has voluntarily agreed to waive a portion of its distribution and service (12b-1) fees for the Class A Plan for the fiscal year ending December 31, 2004 and a portion of its distribution-related fees payable under the Class C Plan as described above and in the Fund's Prospectus. It is anticipated that this fee reduction will terminate on or about August 31, 2004, but may be discontinued partially or completely at any time. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares.

Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, served as the Fund's independent auditors through December 31, 2003 and, in that capacity, audited the Fund's annual financial statements through December 31, 2003. The Audit Committee of the Board and the full Board approved the selection of KPMG LLP as the Fund's independent auditors for the fiscal year ending December 31, 2004.


CODES OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes apply to access persons (generally persons who have access to information about the Fund's investment program) and permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


PROXY VOTING

     The Board has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment adviser (Subadviser) or third party vendors consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board, including any committee thereof established for that purpose.

     The Manager and the Board view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates.

     The Manager delegates to the Fund's Subadviser the responsibility for voting the Fund's proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund it manages, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager and the Board expect that Subadviser will notify the Manager and Board at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for filing the Form N-PX with the Securities and Exchange Commission.

     A summary of the proxy voting policies of the Fund's Subadviser is set forth in Appendix III of this SAI.



                   BROKERAGE ALLOCATION AND OTHER PRACTICES


     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the investment adviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).



     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Wachovia Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Wachovia Securities' acting as principal with respect to any part of the Fund's order.


     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer of futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Wachovia Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Wachovia Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Wachovia Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Wachovia Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with an affiliated broker are also subject to such fiduciary standards as may be imposed upon Wachovia Securities by applicable law.

     Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities for the three fiscal years ended December 31, 2003, 2002 and 2001.

                                                                FISCAL                FISCAL               FISCAL
                                                              YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                          DECEMBER 31, 2003     DECEMBER 31, 2002     DECEMBER 31, 2001
                                                         -------------------   -------------------   ------------------
Total brokerage commissions paid by the Fund .........         $21,982               $82,813               $54,396
Total brokerage commissions paid to Wachovia
 Securities ..........................................          None                  None                  None
Percentage of total brokerage commissions paid
 to Wachovia Securities ..............................           0%                    0%                    0%



     Of the total brokerage commissions paid during that period, none were paid to firms which provide research, statistical or other services to PI.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2003. As of December 31, 2003, the Fund held the following holdings of securities of its regular brokers and dealers:



                                              EQUITY
NAME                                         OR DEBT           AMOUNT
----                                         -------         ----------
Citigroup Inc. ..............................  Debt          $1,286,581
HSBC Capital Funding ........................  Debt          $  765,324


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 2 billion shares of common stock, $.01 per share divided equally into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.


     Shares of the Fund, when issued against payment in full therefor, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Board of Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value


                                      B=48
procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.

     The Board of Directors has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A shares) and/or (2) on a deferred basis (Class B or Class C shares or Class A shares in certain circumstances). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.



PURCHASE BY WIRE



     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Dryden Global Total Return Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



     If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.



     In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies Dryden Global Total Return Fund, Inc. Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchases that may be invested by wire is $100 for Class A, Class B and Class C shares.



ISSUANCE OF FUND SHARES FOR SECURITIES


     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A(1) shares of the Fund are sold at a maximum initial sales charge of 4.50%1,2 and Class B1, Class C1,3 and Class Z shares of the Fund are sold at NAV. Using the Fund's NAV at December 31, 2003, the maximum offering prices of the Fund's shares are as follows:

     CLASS A
     NAV and redemption price per Class A share(1),(2) ...................    $  7.51
     Maximum sales charge (4.50% of offering price) ......................       0.35
                                                                              -------
     Maximum offering price to public ....................................    $  7.86
                                                                              =======

     CLASS B
     NAV, offering price and redemption price per Class B share(1) .......    $  7.53
                                                                              =======

     CLASS C
     NAV, offering price and redemption price per Class C share(1),(3) ...    $  7.51
                                                                              =======

     CLASS Z
     NAV, offering price and redemption price per Class Z share ..........    $  7.52
                                                                              =======



----------
1 Class A, Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

2 Up until March 14, 2004, the maximum sales charge imposed on purchases of Class A shares is 4%. Accordingly, at December 31, 2003, the NAV and redemption price per Class A share, maximum sales charge and maximum offering price to the public was $7.51, $0.31 and $7.82, respectively.

3 At December 31, 2003, Class C shares were sold with 1% initial sales charge. Accordingly, at December 31, 2003, the NAV and redemption price per Class C share, maximum sales charge and maximum offering price to the public was $7.51, $0.08 and $7.59, respectively.



SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which share class of the Fund best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:


     If you intend to hold your investment in the Fund for less than 6 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4.5% (4% through March 14, 2004 in certain instances) and Class B shares are subject to a CDSC of 5% which declines to 0% over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.


     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.


     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or class C shares regardless of how long you intend to hold your investment. However, unlike Class B or Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase. In addition, if you purchase $1 million or more of Class A shares, you are not subject to an initial sales charge, but you are subject to a 1% CDSC on shares sold within 12 months of purchase.



REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

     Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     PURCHASE OF $1 MILLION OR MORE OF CLASS A SHARES. If you purchase $1 million or more of Class A shares, you will not be subject to the initial sales charge, although a CDSC may apply.


     Other Waivers. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


    o Officers of the JennisonDryden or Strategic Partners mutual funds (including the Fund)

    o Employees of the Distributor, Wachovia Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Wachovia Securities or the Transfer Agent

    o Employees of investment advisers of the JennisonDryden or Strategic Partners mutual funds provided that purchases at NAV are permitted by such person's employer


    o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    o Members of the Board of Directors of Prudential


    o Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate affiliates who maintain an account at JennisonDryden or Strategic Partners Securities, Prusec or with the Transfer Agent

    o Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer


    o Investors in Individual Retirement Accounts (IRAs), provided the purchase is made in a directed rollover to such IRA or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    o Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    o Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs.

     Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other JennisonDryden or Strategic Partners mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Step 2: Choose a Share Class -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

   An eligible group of related Fund investors includes any combination of the following:

    o an individual

    o individual's spouse, their children and their parents

    o individual's and spouse's IRA

    o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent. Effective on or about April 12, 2004, the value of shares held in American Skandia Advisor Funds, Inc. will be included for purposes of an Investment letter of Intent.

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge.


     An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B AND CLASS C SHARES


     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "Contingent Deferred Sales Charge" below.


     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares and up to 2% of the purchase price of Class C shares to brokers, financial advisers and other persons who sell Class B and Class C shares at the time of sale. This facilitates the ability of the Fund to sell the Class B and Class C shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.



CLASS Z SHARES


     Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


     Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:



      o Mutual fund "wrap" or asset allocation programs where the sponsor places fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services.



      o Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     Other Types of Investors. Class Z shares also are available for purchase by the following categories of investors:


      o Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the JennisonDryden or Strategic Partners mutual funds are an available investment option

      o Current and former Director/Trustees of the JennisonDryden or Strategic Partners mutual funds (including the Fund)


      o Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION


     Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other JennisonDryden or Strategic Partners mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the JennisonDryden or Strategic Partners mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings.


SALE OF SHARES

     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive the sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Wachovia Securities, you must redeem the shares through Wachovia Securities. Please contact your Prudential Securities financial adviser.


     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.

     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "How to Buy, Sell and Exchange Shares of the Fund -- Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at (800) 225-1852.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the NYSE is closed for other than customary weekends and holidays, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, with an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


  CONTINGENT DEFERRED SALES CHARGE


     Although not subject to an initial sales charge, investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% CDSC. Until March 14, 2004, this charge is waived for all such Class A shareholders other than those who purchased their shares through certain broker-dealers that are not affiliated with Prudential. Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of your Class A, Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding 12 months, in the case of Class A shares (in certain cases) or Class C shares, and six years, in the case of Class B shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. If you purchase or hold your shares through a broker, third party administrator or other authorized entity that maintains subaccount recordkeeping, any applicable CDSC that you will pay will be calculated and reported to PMFS by such broker, administrator or other authorized entity.


     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:




                                        CONTINGENT DEFERRED SALES CHARGE
                                           AS A PERCENTAGE OF DOLLARS
YEARS SINCE PURCHASE PAYMENTS MADE      INVESTED OR REDEMPTION PROCEEDS
------------------------------------   ---------------------------------
   First ...........................   5.0%
   Second ..........................   4.0%
   Third ...........................   3.0%
   Fourth ..........................   2.0%
   Fifth ...........................   1.0%
   Sixth ...........................   1.0%
   Seventh and thereafter ..........                 None


     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payment for the purchase of Class A shares made during the preceding 12 months (in certain cases), six years for Class B shares and 12 months for Class C shares; then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.


     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.



     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.



     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder in, or the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.


     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.



     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in JennisonDryden or Strategic Partners mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.



     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at 800-225-1852 for more details.


     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.


     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.


     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                                   REQUIRED DOCUMENTATION
--------------------------------------------------   ----------------------------------------------------
Death                                                A copy of the shareholder's death certificate or,
                                                     in the case of a trust, a copy of the grantor's
                                                     death certificate, plus a copy of the trust
                                                     agreement identifying the grantor.
Disability -- An individual will be considered       A copy of the Social Security Administration
disabled if he or she is unable to engage in any     award letter or a letter from a physician on the
substantial gainful activity by reason of any        physician's letterhead stating that the shareholder
medically determinable physical or mental            (or, in the case of a trust, the grantor (a copy of
impairment which can be expected to result in        the trust agreement identifying the grantor will
death or to be of long-continued and indefinite      be required as well)) is permanently disabled.
duration.                                            The letter must also indicate the date of
                                                     disability.
Distribution from an IRA or 403(b)                   A copy of the distribution form from the
                                                     custodial firm indicating (i) the date of birth of
                                                     the shareholder and (ii) that the shareholder is
                                                     over age 59-1/2 and is taking a normal distribution
                                                     -- signed by the shareholder.
Distribution from Retirement Plan                    A letter signed by the plan administrator/trustee
                                                     indicating the reason for the distribution.
Excess Contributions                                 A letter from the shareholder (for an IRA) or
                                                     the plan administrator/trustee on company
                                                     letterhead indicating the amount of the excess
                                                     and whether or not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.


CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.60%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     Class B shares acquired through the reinvestment of dividends or distributions will be converted to Class A shares according to the procedures utilized by the broker-dealer through which the Class B shares were purchased, to the extent the shares are carried on the books of that broker-dealer and the broker-dealer provides subaccounting services to each Fund. Otherwise, the procedures utilized by PMFS, or its affiliates, will be used. The use of different procedures may result in a timing differential in the conversion of Class B shares acquired through the reinvestment of dividends and distributions.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.


                        SHAREHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If delivery of a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Shareholder Investment Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV per share. An investor may direct the Transfer Agent in writing not less than five
(5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


EXCHANGE PRIVILEGE



     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other JennisonDryden or Strategic Partners mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other JennisonDryden or Strategic Partners mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may be legally sold under applicable state law. For retirement and group plans having a limited menu of JennisonDryden or Strategic Partners mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.


     It is contemplated that the exchange privilege may be applicable to new JennisonDryden or Strategic Partners mutual funds whose shares may be distributed by the Distributor.



     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, telephone calls will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.



     If you hold shares through Wachovia Securities, you must exchange your shares by contacting your Wachovia Securities financial adviser.



     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


     You may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.



     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to PMFS, at the address noted above.


     CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other JennisonDryden or Strategic Partners mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares, of the JennisonDryden or Strategic Partners mutual funds participating in the Class A exchange privilege.

   The following money market funds participate in the Class A exchange privilege:


       Dryden California Municipal Fund
        (California Money Market Series)
       Dryden Government Securities Trust
        (Money Market Series)
        (U.S. Treasury Money Market Series)
       Dryden Municipal Series Fund
        (New Jersey Money Market Series)
        (New York Money Market Series)
       MoneyMart Assets, Inc.
        (Class A shares)
       Dryden Tax-Free Money Fund, Inc.


     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other JennisonDryden or Strategic Partners mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.


     CLASS Z. Class Z shares may be exchanged for Class Z shares of other JennisonDryden or Strategic Partners mutual funds.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class Z shares.

     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing

Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Wachovia Securities. Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.

     The Prudential Securities Cash Balance Pension Plan may only exchange its Class Z shares for Class Z shares of those JennisonDryden or Strategic Partners mutual funds which permit investment by the Prudential Securities Cash Balance Pension Plan.

     Additional details about the exchange privilege and prospectuses for each of the JennisonDryden or Strategic Partners mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.



DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $24,278 at a private college and around $9,663 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $45,463 and over $17,765 at a public university.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF
MONTHLY INVESTMENTS:                   $100,000     $150,000     $200,000     $250,000
-----------------------------------   ----------   ----------   ----------   ---------
   25 Years .......................     $  105       $  158       $  210      $  263
   20 Years .......................        170          255          340         424
   15 Years .......................        289          433          578         722
   10 Years .......................        547          820        1,093       1,366
   5 Years ........................      1,361        2,041        2,721       3,402
   See "Automatic Investment Plan."



(1) Source: The College Board Trends in College Pricing 2002. Average costs for private institutions include tuition, fees, room and board for the 2002-2003 academic year.


(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


AUTOMATIC INVESTMENT PLAN (AIP)

     Under AIP, you may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing your bank account or brokerage account (including a Prudential Securities

Command Account) to be debited to invest specified dollar amounts in shares of the Fund. Your bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.


SYSTEMATIC WITHDRAWAL PLAN


     A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or an investor's broker. The Systematic Withdrawal Plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class A (in certain instances), Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


     In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (1) the purchase of Class A shares and (2) the redemption of Class A (in certain instances), Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly used in connection with a retirement plan.



TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.


TAX-DEFERRED RETIREMENT ACCOUNTS


     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 35% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)





                 CONTRIBUTIONS        PERSONAL
                   MADE OVER:          SAVINGS           IRA
                 -------------        --------        --------
                    10 years          $ 26,712        $ 31,291
                    15 years            46,091          58,649
                    20 years            71,060          98,846
                    25 years           103,232         157,909
                    30 years           144,685         244,692


(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS


     From time to time, the Fund may be included in a mutual fund program with other JennisonDryden or Strategic Partners mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE


     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 p.m., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not materially affect its NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Securities included on the Nasdaq market are valued at the Nasdaq official closing price
(NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Nasdaq market securities for which there were no NOCP or last sale price are valued at the mean between the last bid and asked prices on the day of valuation, or the last bid price in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Fund investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available otherwise a principal market maker or primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange and futures contracts and options on futures contracts traded on an exchange or board of trade are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, and its research and credit analysts, and legal compliance personnel on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the investment adviser or Manager regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other JennisonDryden or Strategic Partners mutual funds; and such other factors as may be determined by the investment adviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine that fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

     The following is a summary of certain tax considerations generally affecting the Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.


QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryfoward of the Fund. For federal income tax purposes, the Fund had a capital loss carryforward as of December 31, 2003, of approximately $18,405,800, of which $2,259,700 expires in 2007, $5,073,400 expires in 2008,
$3,490,900 expires in 2009 and $7,581,800 expires in 2010. Approximately $2,391,300 of the capital loss carryforward was used to offset net taxable gains realized in the Fiscal Year ended December 31, 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the Statement of Assets and Liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $179,600 as having occurred in the following fiscal year.

     In addition to satisfying the Distribution Requirement, the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     The Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

     If for any year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.


EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Fund earned the income. Specifically, the excise tax will be imposed if the Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND INVESTMENTS

     The Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Fund. The Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require the Fund to borrow money or dispose of other securities in order to comply with those requirements. The Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require the Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, the Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Fund from accruing a long-term holding period. These investments may prevent the Fund from making capital gain distributions as described below. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     The Fund invests in equity securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund. Alternatively, the Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The Fund will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by the Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

FUND DISTRIBUTIONS

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Fund will generally be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by the Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by the Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in the Fund should be aware that distributions from the Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

SALE OR REDEMPTION OF SHARES

     A shareholder will recognize gain or loss on the sale or redemption of shares in the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund. Additionally, if a shareholder disposes of shares of the Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

BACKUP WITHHOLDING

     The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

FOREIGN SHAREHOLDERS

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, the Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

STATE AND LOCAL TAX MATTERS

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                            PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.


     Average annual total return is computed according to the following formula:


                                 P(1+T)n = ERV


   Where:   P = a hypothetical initial payment of $1,000.
            T = average annual total return.
            n = number of years.
            ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.



     Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2003.





                       1 YEAR      5 YEARS       10 YEARS    SINCE INCEPTION
                       ------      -------       --------    ---------------
Class A ..........       8.90%       3.55%         6.02%     8.40% (7/7/86)
Class B ..........       7.72        3.65          N/A       5.38 (1/15/96)
Class C ..........      10.76        3.65          N/A       5.28 (1/15/96)
Class Z ..........      13.71        4.65          N/A       5.57 (3/17/97)



     Before January 15, 1996, the Fund was a closed-end investment company.


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).

     Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:


                             P(1+T)n = ATVD or DR



   Where:  P = a hypothetical initial payment of $1,000.
           T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
           n = number of years.
          ATVD or DR
          ATVD = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.
          ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemptions.



     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2003.





                       1 YEAR      5 YEARS       10 YEARS    SINCE INCEPTION
                       ------      -------       --------    --------------
Class A ..........       5.93%      2.02%         3.40%       5.49% (7/7/86)
Class B ..........       4.94       2.28          N/A         3.05 (1/15/96)
Class C ..........       7.90       2.26          N/A         2.93 (1/15/96)
Class Z ..........      10.52       2.41          N/A         2.85 (3/17/97)




     Below are the average annual total returns (after taxes on distributions, redemptions and sale of Fund shares) for the Fund's share classes for the periods ended December 31, 2003.





                    1 YEAR      5 YEARS        10 YEARS     SINCE INCEPTION
                    ------      -------        --------     ---------------

Class A ..........   5.70%        2.36%          3.65%       5.65% (7/7/86)
Class B ..........   4.94         2.51           N/A         3.29 (1/15/96)
Class C ..........   6.91         2.49           N/A         3.19 (1/15/96)
Class Z ..........   8.81         2.61           N/A         3.09 (3/17/97)



     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for the Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                  T = ERV-PP

   Where: P = a hypothetical initial payment of $1,000.
          T = aggregate total return.
          ERV = ending redeemable value at the end of the one, five, or ten year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2003.




                         1 YEAR      5 YEARS    10 YEARS    SINCE INCEPTION
                         ------      -------    --------    ---------------

Class A ..........       13.44%        23.99%    86.84%     327.07% (7/7/86)
Class B ..........       12.72         20.55      N/A        51.78 (1/15/96)
Class C ..........       12.88         20.82      N/A        52.14 (1/15/96)
Class Z ..........       13.71         25.49      N/A        44.48 (3/17/97)



     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                        YIELD = 2[ (a -- bcd +1)6 - 1]

   Where: a =  dividends and interest earned during the period.
          b =  expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

     The Fund's 30-day yields for the 30 days ended December 31, 2003, were 1.60%, .94%, 1.15% and 1.91% for the Class A, Class B, Class C and Class Z shares, respectively.



                             FINANCIAL STATEMENTS



     The Fund's financial statements for the fiscal year ended December 31, 2003, incorporated in this SAI by reference to the Fund's 2003 annual report to shareholders (File No. 811-4661), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent auditors, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                  APPENDIX I

                        DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE, INC.


DEBT RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.


SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.


STANDARD & POOR'S RATINGS SERVICES


LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

     An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

     o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

FITCH, INC.

     International Long-Term Credit Ratings

     AAA: HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: SPECULATIVE. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: HIGHLY SPECULATIVE. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS


     F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added +" to denote any exceptionally strong credit feature.


     F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.


     F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.


     B: SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.


     C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.


     PLUS (+) OR MINUS (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

                                  APPENDIX II

                        GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.


ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.


DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.


DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.


POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.


STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

            APPENDIX III - DESCRIPTION OF PROXY VOTING POLICIES AND
                           RECORDKEEPING PROCEDURES

     A summary of the proxy voting policies of the Fund's subadvisor follows:

     It is our policy to vote proxies on client securities in the best interest of our clients and consistently with portfolio investment guidelines. In the case of pooled accounts, it is our policy to vote proxies on securities in such account in the best interest of the pooled account. In the event of any actual or apparent material conflict between our clients' interest and our own, our policy is to act solely in our clients' interest. To this end, a proxy voting committee, described below, has established procedures to address proxy voting situations that could involve potential material conflicts.


                      SUMMARY OF PIM PROXY VOTING POLICY

     The overarching goal of each of the asset management units within Prudential Investment Management, Inc. ("PIM") is to vote proxies in the best interests of their respective clients based on the clients' priorities. Client interests are placed ahead of any potential interest of PIM or its asset management units.

     Because the various asset management units within PIM manage distinct classes of assets with differing management styles, some units will consider each proxy on its individual merits while other units may adopt a pre-determined set of voting guidelines. The specific voting approach of each unit is noted below.

     A committee comprised of senior business representatives from each of the asset management units together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interests. The committee is responsible for interpretation of the proxy voting policy and periodically assesses the policy's effectiveness. In addition, should the need arise, the committee is authorized to address any proxy matter involving an actual or apparent conflict of interest that cannot be resolved at the level of an individual asset management business unit.

     In all cases, clients may obtain the proxy voting policies and procedures of the various PIM asset management units, and information is available to each client concerning the voting of proxies with respect to the client's securities, simply by contacting the client service representative of the respective unit.


                 VOTING APPROACH OF PIM ASSET MANAGEMENT UNITS

     The PIM Asset Management Units listed below are divisions within PIM and, therefore, the proxy voting policies of PIM detailed above, including those with respect to conflicts, apply to each of the PIM Asset Management Units.


PRUDENTIAL PUBLIC FIXED INCOME

     As this asset management unit invests primarily in public debt, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

o   a proposal regarding a merger, acquisition or reorganization,

o   a proposal that is not addressed in the unit's detailed policy statement, or

o circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the applicable portfolio manager(s) for individual consideration.


PRUDENTIAL QUANTITATIVE MANAGEMENT

     This asset management unit applies quantitative investment processes when providing investment advisory services to its clients. Generally, when a proxy is received, this unit will vote in accordance with



                                     III-1
a predetermined set of votes set forth in a policy established by the unit's proxy voting committee. For other issues, where a policy is not in place or when circumstances suggest a vote not in accordance with the detailed policy, the proxies are voted on a case-by-case basis considering the financial impact of the proposal.


PRUDENTIAL REAL ESTATE INVESTORS

     As this asset management unit invests primarily in real estate and real estate-related interests, there are few traditional proxies voted in this unit. Generally, when a proxy is received, this unit will vote with management on routine matters such as the appointment of accountants or the election of directors. With respect to non-routine matters such as proposed anti-takeover provisions or mergers the financial impact will be analyzed and the proxy will be voted on a case-by-case basis. Specifically, if a proxy involves:

o   a proposal regarding a merger, acquisition or reorganization,

o   a proposal that is not addressed in the unit's detailed policy statement, or

o circumstances that suggest a vote not in accordance with the detailed policy,

the proxy will be referred to the relevant portfolio manager(s) for individual consideration.


PRUDENTIAL CAPITAL GROUP

     As this asset management unit invests almost exclusively in privately placed debt, there are few, if any, traditional proxies voted in this unit. As a result, this unit evaluates each proxy it receives and votes on a case-by-case basis. Considerations will include detailed knowledge of the issuer's financial condition, long- and short-term economic outlook for the issuer, its capital structure and debt-service obligations, the issuer's management team and capabilities, as well as other pertinent factors. In short, this unit attempts to vote all proxies in the best economic interest of its clients based on the clients' expressed priorities, if any.



                                     III-2

                                    PART C
                               OTHER INFORMATION

ITEM 23. EXHIBITS


   a. (1)   Amended and Restated Articles of Incorporation.(1)


      (2)   Amendment to Articles of Incorporation.(1)

      (3)   Articles of Amendment.(5)

      (4)   Articles Supplementary.(2)


      (5)   Articles Supplementary.(3)

      (6)   Articles of Amendment dated June 30, 2003.*

      (7)   Articles Supplementary dated July 30, 2003.*

      (8)   Articles of Amendment and Restatement dated September 30, 2003.*

   b. (1)   By-Laws, as amended through August 24, 2000.(6)

      (2)   Amended and Restated By-Laws dated July 17, 2003.*


   c. Instruments defining rights of shareholders.(1)


   d. (1) Amended Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.(5)

      (2) Amended and Restated Management Agreement between the Registrant and Prudential Investments LLC dated July 3, 2003.*

      (3) Amended and Restated Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.(5)

      (4) Amended and Restated Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc. dated July 3, 2003.*


   e. (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)

      (2)   Form of Selected Dealer Agreement.(3)

   g. (1) Custodian Contract between the Registrant and State Street Bank and Trust Company.(1)

      (2)   Amendment to Custodian Contract.(5)

      (3) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).

      (4) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on February 21, 2001 of Prudential Equity Fund, Inc. (File No. 2-75128).

      (5) Amendment to Custodian Contract, incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A (File No. 33-15166) of Prudential Natural Resources Fund, Inc. filed via EDGAR on July 30, 2002.

   h. (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(1)

      (2)   Amendment to Transfer Agency Agreement.(5)

      (3) Amendment to Transfer Agency Agreement, incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A (File No. 2-75128) of Prudential Equity Fund, Inc. filed via EDGAR on February 28, 2003.

   i. Opinion and Consent of Counsel, Incorporated by reference to Registrant's Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A filed on February 28, 2002 (file No. 33-63943).


   j.       Consent of Independent Auditors.*


   m. (1) Amended and Restated Distribution and Service Plan for Class A Shares.(4)

      (2) Amended and Restated Distribution and Service Plan for Class B Shares.(4)

      (3) Amended and Restated Distribution and Service Plan for Class C Shares.(4)

   n. (1)   Amended Rule 18f-3 Plan.(3)


      (2)   Amended and Restated Rule 18f-3 Plan.(7)

      (3)   Amended and Restated Rule 18f-3 Plan dated January 23, 2004.*

   p. (1)   Fund's Amended Code of Ethics.(7)


      (2) Amended Personal Securities Trading Policy of the Manager, Subadviser and Distributor, incorporated by reference to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A filed on January 29, 2003 of the Prudential Sector Funds, Inc. (File No. 2-72097).


   q. (1)   Power of Attorney dated August 1, 2003.*

      (2)   Powers of Attorney dated August 1, 2003.*



1. Incorporated by reference to Registration Statement on Form N-1A filed on or about November 3, 1995 (File No. 33-63943).

2. Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed on or about February 28, 1997 (file No. 33-63943).

3. Incorporated by Reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on or about December 31, 1998 (file No. 33-63943).

4. Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on or about March 1, 1999 (file No. 33-63943).

5. Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on March 7, 2000 (file No. 33-63943).


6. Incorporated by reference to Registrant's Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A filed on or about March 1, 2001.

7. Incorporated by reference to Registrant's Post-Effective Amendment No. 9 to its Registration Statement on Form N-1A filed on February 28, 2003 (file No. 33-63943)


*  Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.


ITEM 25. INDEMNIFICATION


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (1940 Act) and pursuant to Article VII of the Fund's Amended and Restated By-Laws (Exhibit (b)(2) to the Registration Statement), the Fund shall indemnify present and former officers, directors, employees and agents against judgments, fines, settlements and expenses, and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibits (e)(2) to (e)(5) to the Registration Statement), the Distributor of the Fund may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding) is asserted against the Fund by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Fund has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

     The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     (a) Prudential Investments LLC (PI).

     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

NAME AND ADDRESS            POSITION WITH PI                      PRINCIPAL OCCUPATIONS
-------------------   ---------------------------   -------------------------------------------------
Robert F. Gunia       Executive Vice President      Executive Vice President, and Chief
                      and Chief Administrative      Administrative Officer, PI; Vice President,
                      Officer                       Prudential; President, PIMS; Executive Vice
                                                    President, Chief Administrative Officer and
                                                    Director of American Skandia Investment
                                                    Services, Inc.; Executive Vice President and
                                                    Director of American Skandia Fund Services,
                                                    Inc.; Executive Vice President, Chief
                                                    Administrative Officer and Director of
                                                    American Skandia Advisory Services, Inc.

William V. Healey     Executive Vice President      Executive Vice President, and Chief Legal
                      and Chief Legal Officer       Officer, PI; Vice President and Associate
                                                    General Counsel, Prudential; Senior Vice
                                                    President, Chief Legal Officer and Secretary,
                                                    PIMS; Executive Vice President and Chief Legal
                                                    Officer of American Skandia Investment
                                                    Services, Inc.; Executive Vice President and
                                                    Chief Legal Officer of American Skandia Fund
                                                    Services, Inc.; Executive Vice President and
                                                    Chief Legal Officer of American Skandia
                                                    Advisory Services, Inc.

Keithe L. Kinne       Executive Vice President      Executive Vice President, PI; Executive Vice
                                                    President and Director of American Skandia
                                                    Investment Services, Inc. and Executive Vice
                                                    President and Director of American Skandia
                                                    Advisory Services, Inc.

Kevin B. Osborn       Executive Vice President      Executive Vice President, PI; Executive Vice
                                                    President and Director of American Skandia
                                                    Investment Services, Inc. and Executive Vice
                                                    President and Director of American Skandia
                                                    Advisory Services, Inc.

Stephen Pelletier     Executive Vice President      Executive Vice President, PI
Judy A. Rice          Officer in Charge,            Officer-in-Charge, President, Chief Executive
                      President, Chief              Officer and Chief Operating Officer of PI;
                      Executive Officer and         Officer-in-Charge, Director, President, Chief
                      Chief Operating Officer       Executive Officer and Chief Operating Officer
                                                    of American Skandia Investment Services, Inc.;
                                                    Officer-in-Charge, Director, President and Chief
                                                    Executive Officer of American Skandia Fund
                                                    Services, Inc.; Officer-in-Charge, Director,
                                                    President, Chief Executive Officer and Chief
                                                    Operating Officer of American Skandia
                                                    Advisory Services, Inc.

Philip N. Russo       Executive Vice President,     Executive Vice President, Chief Financial
                      Chief Financial Officer       Officer and Treasurer, PI; Director of Jennison
                      and Treasurer                 Associates, LLC; Executive Vice President and
                                                    Director of American Skandia Investment
                                                    Services, Inc. and Executive Vice President and
                                                    Director of American Skandia Advisory
                                                    Services, Inc.

NAME AND ADDRESS           POSITION WITH PI                      PRINCIPAL OCCUPATIONS
-------------------   --------------------------   ------------------------------------------------
Lynn M. Waldvogel     Executive Vice President     Executive Vice President, PI; Chief Financial
                                                   Officer and Director of American Skandia Fund
                                                   Services, Inc.; Executive Vice President, Chief
                                                   Financial Officer and Director of American
                                                   Skandia Advisory Services, Inc.


     (b) Prudential Investment Management, Inc. (PIM)


     See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of PIM's directors and executive officers are as set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.




NAME AND ADDRESS                   POSITION WITH PIM                  PRINCIPAL OCCUPATIONS
-------------------------   ------------------------------   ---------------------------------------
Matthew J. Chanin           Director and Senior Vice         Director and President of Prudential
Gateway Center Four         President                        Equity Investors, Inc.; Chairman,
Newark, NJ 07102                                             Director and President of Prudential
                                                             Private Placement Investors, Inc.

Dennis M. Kass              Director and Vice President      Chairman & CEO and Director of
18th Floor                                                   Jennison Associates, LLC; Director of
466 Lexington Avenue                                         Prudential Trust Company
New York, NY 10017

Philip N. Russo             Director                         Director of Jennison Associates, LLC;
                                                             Executive Vice President, Chief
                                                             Financial Officer and Treasurer, PI

John R. Strangfeld, Jr.     Chairman of the Board,           Vice Chairman of Prudential Financial,
                            President and Chief              Inc.: Chairman, Director and CEO of
                            Executive Officer and            Prudential Securities Group; Director
                            Director                         and President of Prudential Asset
                                                             Management Holding Company;
                                                             Director of Jennison Associates LLC;
                                                             Executive Vice President of Prudential

James J. Sullivan           Director, Vice President and     Chairman, Director, President and CEO
Gateway Center Two          Managing Director                of Prudential Trust Company; Director
Newark, NJ 07102                                             and President of The Prudential Asset
                                                             Management Company, Inc.

Bernard Winograd            Director, President & CEO        Senior Vice President of Prudential
                                                             Financial, Inc.; Director of Jennison
                                                             Associates, LLC; Director and Vice
                                                             President of Prudential Asset
                                                             Management Holding Company

ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Dryden Ultra Short Bond Fund, Nicholas Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Strategic Partners Equity Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Securities Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


     (b) Information concerning the directors and officers of PIMS is set forth below. Except as otherwise indicated the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.





                                   POSITIONS AND OFFICES               POSITIONS AND OFFICES
NAME(1)                              WITH UNDERWRITER                     WITH REGISTRANT
-----------------------   --------------------------------------   ----------------------------
Edward P. Baird           Executive Vice President                 None
213 Washington Street
Newark, NJ 07102
C. Edward Chaplin         Vice President and Treasurer             None
751 Broad Street
Newark, NJ 07102

Kenneth J. Schindler      Senior Vice President and Chief          Vice President
                          Compliance Officer

Robert F. Gunia           President                                Vice President and Director

William V. Healey         Senior Vice President, Secretary and     None
                          Chief Legal Officer

Michael J. McQuade        Senior Vice President and Chief          None
                          Financial Officer

David R. Odenath          Executive Vice President                 None

Stephen Pelletier         Executive Vice President                 None

Scott G. Sleyster         Executive Vice President                 None
71 Hanover Road
Florham Park, NJ 07932


                           POSITIONS AND OFFICES      POSITIONS AND OFFICES
NAME(1)                      WITH UNDERWRITER            WITH REGISTRANT
---------------------   --------------------------   -----------------------
Bernard B. Winograd     Executive Vice President     None


----------
(1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11),
31a-1(f), 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKING

     Not Applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 1st day of March, 2004.



                                     DRYDEN GLOBAL TOTAL RETURN FUND, INC.

                                             *
                                     -----------------------
                                     Judy A. Rice, President



     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




           SIGNATURE                        TITLE                   DATE
           ---------                        -----                   ----

                *                          Director
-----------------------------
         David E. A. Carson

                *                          Director
-----------------------------
         Robert E. La Blanc

                *                          Director
-----------------------------
         Robert F. Gunia

                *                          Director
-----------------------------
      Douglas H. McCorkindale

                *                          Director
-----------------------------
         Richard A. Redeker

                *                          Director
-----------------------------
          Judy A. Rice

                *                          Director
-----------------------------
         Robin B. Smith

                *                          Director
-----------------------------
          Stephen Stoneburn

                *                          Director
-----------------------------
          Clay T. Whitehead

                *                  Treasurer and Principal
-----------------------------      Financial and Accounting
          Grace C. Torres          Officer






By /s/ Marguerite E.H. Morrison                               March 1, 2004
---------------------------------
MARGUERITE E.H. MORRISON
ATTORNEY-IN-FACT

                     DRYDEN GLOBAL TOTAL RETURN FUND, INC.


                               INDEX TO EXHIBITS







EXHIBIT NO.      DESCRIPTION
---------------- -------------------------------------------------------------------------
     (a)(6)      Articles of Amendment dated June 30, 2003.

        (7)      Articles Supplementary dated July 30, 2003.

        (8)      Articles of Amendment and Restatement dated September 30, 2003.

     (b)(2)      Amended and Restated By-Laws dated July 17, 2003.

     (d)(2)      Amended and Restated Management Agreement between the Registrant and
                 Prudential Investments LLC dated July 3, 2003.

        (4)      Amended and Restated Subadvisory Agreement between Prudential
                 Investments LLC and Prudential Investment Management, Inc. dated July 3,
                 2003.

        (j)      Consent of Independent Auditors.

     (n)(3)      Amended and Restated 18f-3 Plan dated January 23, 2004.

     (q)(1)      Power of attorney dated August 1, 2003.

        (2)      Powers of attorney dated August 1, 2003.
